                                               SECURITY
                                                FUNDS

===============================================================================
                                               ANNUAL
                                               REPORT

                                               DECEMBER 31, 1999

                                               - SECURITY INCOME
                                                 FUND

                                                 - CORPORATE BOND
                                                   SERIES

                                                 - U.S. GOVERNMENT
                                                   SERIES

                                                 - LIMITED MATURITY
                                                   BOND SERIES

                                                 - HIGH YIELD SERIES

                                               - SECURITY
                                                   MUNICIPAL BOND
                                                   FUND

                                               - SECURITY CASH
                                                   FUND


                                               SECURITY DISTRIBUTORS, INC.
                                               A Member of The Security Benefit
                                               Group of Companies

               PRESIDENT'S LETTER
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS


   [PHOTO]
John Cleland

TO OUR SHAREHOLDERS:
A steady rise in interest rates throughout 1999 was a result of the Federal Reserve Bank's tightening bias representing their concerns about the rapidly-growing strength in the U.S. economy. The members of the Federal Reserve's policy-making Open Market Committee expressed worries about inflation pressures which in their view are likely to arise because of tightness in the labor markets resulting from the economic strength. This rise in rates generated the worst performance year on record for the thirty-year Treasury bond, and the returns of the portfolios that make up Security Income Fund reflected this unfavorable experience.

HIGH YIELD OUTPERFORMED HIGH QUALITY
Total returns in the various portfolios ranged from -3.68% in the longer-maturity Corporate Bond Series to +4.40% in the short-maturity Security Cash Fund.(1) Contrary to what might be expected, the High Yield Income Series outperformed the higher-quality portfolios, reflecting the close connection between high yield bonds and the equity markets.

ONE OR TWO MORE RATE INCREASES ARE LIKELY
We believe, however, that we can see the light at the end of the tunnel. While it is entirely possible that the Federal Open Market Committee is still operating in a tightening mode, we believe long-term rates are approaching a peak. If inflation remains dormant throughout 2000, one or two more rounds of interest rate increases by the FOMC may mark the end of a period of rising rates, setting the stage for a market rally across the yield curve later in the year. Our approach continues to be one of following a risk-averse investment strategy, emphasizing credit selection by the portfolio managers, with no major bets being made on the future direction of interest rates.

On the following pages our portfolio managers report on their individual portfolios' results and their strategies for the coming year. As always, we thank you for the continued confidence you have expressed in us as represented by your investment in Security Income Fund. We invite your questions and comments at any time.

Sincerely,


/s/ John Cleland
---------------------------
John Cleland, President
The Security Funds

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.


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                                        1

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS


      [PHOTO]
 Steven M. Bowser
Portfolio Manager


CORPORATE BOND SERIES
In the year just completed the Corporate Bond Series of Security Income Fund generated a total return of -3.68%, compared with its Lipper peer group average return of -2.61%.(1) The benchmark Lehman Brothers Corporate Bond Index returned -1.96% for the year.

A DIFFICULT YEAR FOR FIXED INCOME
The year just completed was the worst year on record for fixed income investments. The total return on the thirty-year U.S. Treasury bond was -14.9%, while the total return on the ten-year Treasury note didn't fare much better, falling 8.4%. The yield on the thirty-year bond rose from 5.09% at the close of 1998 to 6.48% on December 31, 1999. The fear of inflation is a bond investor's worst enemy, and although inflation has been benign for the past three years the Federal Reserve's policy making Open Market Committee (FOMC) has kept bond markets nervous with its series of interest rate increases designed to forestall inflation's emergence.

SOME FIXED INCOME MARKET SEGMENTS EXPERIENCED LESS DAMAGE
The high yield sector of the bond market experienced the least damage. At the end of the year the Corporate Bond Series held 13% of its assets in this sector. Since high yield bonds tend to follow the stock markets more closely than they follow interest rate movements, they were a positive factor in the portfolio in 1999.

Mortgage-backed securities are also defensive instruments when interest rates are rising. If rates are declining, mortgageholders are inclined to refinance their mortgages to take advantage of lower interest rates. This causes more rapid paydowns of principal in the mortgage-backed securities, decreasing their attractiveness to investors. But as interest rates rise this refinancing activity slows, and the securities will generally increase in value as prepayments diminish. Nearly 20% of the assets of the Series were invested in mortgage-backed securities issued primarily by Fannie Mae and Freddie Mac home lending agencies.

In the corporate sector financial company bonds also performed well. We owned several names in this area, including Countrywide Capital, General Electric Capital Corporation, Merrill Lynch & Company, Inc. and Morgan Stanley, Dean Witter, Discover, & Company among others. However, we held a smaller weight in the financial sector than is represented in the benchmark index.

THE DETRACTORS FROM TOTAL RETURN
Our longer-maturity Federal agency debentures were the weakest performers in the portfolio when the long end of the fixed income maturity structure suffered sharp losses. A good deal of damage was done in the ten-year portion of the maturity curve as well, as issuance of new securities was concentrated heavily in this area throughout the year.

Certain portions of the corporate bond market performed poorly as well. Companies in the consumer noncyclical sector of the market tend to do well when the economy slows, but may underperform in periods of economic strength such as we have seen recently in the U.S. Bonds which we own that are issued by companies included in this sector, for example, are food and beverage-related companies such as Anheuser-Busch Companies, Inc., The Pepsi Bottling Group, Inc., Archer-Daniels-Midland Company, and ConAgra, Inc. We added some of these names when we felt economic growth would slow in response to actions taken by the Federal Reserve. That slowdown has yet to materialize.

OUTLOOK FOR THE COMING YEAR
We expect the Federal Reserve's Open Market Committee to increase its target interest rates one or two more times in the first half of 2000. These rate hikes should finally have the desired effect of bringing about a moderate slowdown in economic growth in the U.S. While fixed income instruments will continue to experience difficulties as rates rise, we believe these pressures will ease in the second half of the year, allowing bonds to once again be attractive investments.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.



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                                        2

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS

                                                       LEHMAN BROTHERS
DATE                  CORPORATE BOND SERIES          CORPORATE BOND INDEX

12/31/1989                  $10,000                        $10,000
12/31/1990                   10,152                         10,706
12/31/1991                   11,790                         12,688
12/31/1992                   12,845                         13,791
12/31/1993                   14,606                         15,468
12/31/1994                   13,399                         14,861
12/31/1995                   15,840                         18,166
12/31/1996                   15,757                         18,762
12/31/1997                   17,277                         20,682
12/31/1998                   18,584                         22,458
12/31/1999                   17,900                         22,023

-------------------------------------------------------------------------------
                              CORPORATE BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999

  CLASS A SHARES                                  CLASS B SHARES
  1 Year            -8.30%                        1 Year            -9.30%
  5 Years            4.95%                        5 Years            4.78%
  10 Years           6.00%                        Since Inception    2.11%
                                                  (10-19-93)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

                             $10,000 OVER TEN YEARS
This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1989, and reflects deduction of the 4.75% sales load. On December 31, 1999, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $17,900. By comparison, the same $10,000 investment would have grown to $22,023 based on the performance of the Lehman Brothers Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results. Investments cannot be made directly in an index. The Lehman Brothers Corporate Bond Index includes all corporate debt securities rated A or higher.

-------------------------------------------------------------------------------
                                        3

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS


      [PHOTO]
 Steven M. Bowser
Portfolio Manager

U.S. GOVERNMENT SERIES
The U.S. government bond markets experienced their worst year on record in 1999. The thirty-year Treasury bond began the year yielding 5.09% and closed it yielding 6.48%, experiencing a -14.9% total return for the year as a whole. The U.S. Government Series of Security Income Fund returned -3.60% in 1999, compared with its Lipper peer group average of -3.02% and the benchmark Lehman Brothers Government Bond Index's return of -2.23%.(1)

THE LONG END OF THE TREASURY MARKET FARED THE WORST
As noted above, the thirty-year Treasury bond was the poorest performer among U.S. Treasury securities. The ten-year Treasury note suffered as well, losing 8.4% for the year. As various governors of the Federal Reserve Bank, along with Chairman Alan Greenspan, kept indicating their fears that the strong U.S. economy would lead to the reemergence of inflation, bond market investors took them seriously and began abandoning longer-maturity securities in favor of the short end of the yield curve.

While we held only one thirty-year Treasury issue in the Government Series portfolio, we also had thirty-year issues of various federal agencies including Federal National Mortgage Association and the Tennessee Valley Authority. These agency issues weren't exempt from the slide in value, and damaged the portfolio's total return as well.

MORTGAGE-BACKED SECURITIES WERE THE BEST PERFORMERS
The Series held 43% of its assets at year end in mortgage-backed securities. These bonds act as defensive issues when interest rates are rising. If rates are declining, mortgageholders are inclined to refinance their mortgages to take advantage of lower interest rates. This causes more rapid paydowns of principal in the mortgage-backed bonds, decreasing their attractiveness to investors. But as interest rates rise this refinancing activity slows, and the securities will generally increase in value as prepayments diminish.

We also held some shorter-maturity issues in the portfolio, which helped stabilize the return. These shorter securities included federal agency bonds such as Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Association (Freddie Mac) bonds maturing in two to four years.

OUTLOOK FOR 2000
We expect the Federal Reserve's Open Market Committee to increase its target interest rates one or two more times in the first half of 2000. These rate hikes should finally have the desired effect of bringing about a moderate slowdown in economic growth in the U.S. While fixed income instruments will continue to experience difficulties as rates rise, we believe these pressures will ease in the second half of the year, allowing bonds to once again be attractive investments.

Sincerely,


/s/ Steven M. Bowser
------------------------
Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

-------------------------------------------------------------------------------
                                        4

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

SECURITY
 FUNDS

                                                        LEHMAN BROTHERS
DATE                U.S. GOVERNMENT SERIES           GOVERNMENT BOND INDEX

12/31/1989                $10,000                          $10,000
12/31/1990                 10,466                           10,872
12/31/1991                 11,910                           12,539
12/31/1992                 12,498                           13,445
12/31/1993                 13,964                           14,878
12/31/1994                 13,051                           14,376
12/31/1995                 15,903                           17,012
12/31/1996                 16,104                           17,483
12/31/1997                 17,586                           19,158
12/31/1998                 19,185                           21,045
12/31/1999                 18,494                           20,572

-------------------------------------------------------------------------------
                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999

     CLASS A SHARES                             CLASS B SHARES
     1 Year              -8.23%                 1 Year            -9.36%
     5 Years              6.17%                 5 Year             5.79%
     10 Years             6.35%                 Since Inception    3.20%
                                                (10-19-93)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

                             $10,000 OVER TEN YEARS
This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1989, and reflects deduction of the 4.75% sales load. On December 31, 1999, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $18,494. By comparison, the same $10,000 investment would have grown to $20,572 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.


-------------------------------------------------------------------------------
                                        5

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS

     [PHOTO]
 Steven M. Bowser
Portfolio Manager

LIMITED MATURITY
BOND SERIES
In a very difficult year for fixed income investments, the Limited Maturity Series, while producing a negative total return for the year, lost less than its longer-maturity counterparts in the fixed income family in a volatile market period. The total return of the Series was -1.77%, and the average return of its Lipper peer group of funds was -1.31%.(1) The benchmark Lehman Brothers Corporate Intermediate Bond Index returned +0.15 for the year.

THE FIXED INCOME MARKETS IN 1999
1999 turned out to be the worst year on record for bonds. The long end of the U.S. Treasury market felt the most pain, with the thirty-year Treasury bond losing 14.9%. The intermediate part of the market suffered also, however, as the ten-year Treasury bond fell 8.4%. The yield on the ten-year bond began the year at 4.65% and rose throughout 1999 to end December at 6.38%.

COMPOSITION OF THE PORTFOLIO AT YEAR END
At the end of the year the Limited Maturity Series' portfolio assets consisted of 13.3% Federal agency issues, 7.6% mortgage-backed securities, 54.5% investment grade corporate bonds, 5.7% Yankee bonds (dollar-denominated bonds issued by foreign corporations for U.S. investors), and 18.9% high yield corporate issues. The average rating of portfolio holdings is single-A, while the average effective duration is about 4.5 years.

PERFORMANCE OF VARIOUS MARKET SECTORS
The high yield portion of the portfolio was the best-performing sector. High yield bonds tend to follow the stock markets as well as the bond markets, and often outperform in a period of strong economic growth. Investors believe such growth will bolster the earnings of these companies, and are willing to pay a higher price to own them.

The Yankee bond market also outperformed as global economies began recovering from their difficult times of the previous year. The return of the Yankee bond index was boosted sharply when Korean sovereign debt was upgraded from BB to BBB. Although we didn't own Korean bonds, some of our Yankee holdings, including Quebecor Printing Capital, Inc., ABN AMRO Bank N.V., and Panamerican Beverages, Inc. were good performers during the year.

Mortgage-backed securities were favorable as well. These bonds tend to gain value when interest rates are rising, because fewer homeowners are refinancing their mortgages and prepayments of principal on the securities slow, making the bonds more attractive to investors.

THE WEAKER SECTORS
Companies in the consumer noncyclical sector of the market tend to underperform in periods of economic strength such as we have experienced recently. For example, our holdings in the food-related companies in this sector did not perform as well as other corporate bonds. These include securities issued by such companies as Archer-Daniels-Midland Company, Anheuser-Busch Companies, Inc., Pepsi Bottling Holdings, Inc., and ConAgra, Inc. We added some of these names when we believed the economy would begin slowing in response to actions by the Federal Reserve Bank to raise interest rates, but to date this slowdown has failed to materialize.

OUTLOOK FOR 2000
We expect the Federal Reserve's policy-making Open Market Committee (FOMC) to increase its target interest rates again in the coming months in the continuing effort to slow the economy to a pace at which they believe inflation will remain benign. While this will be detrimental to bond prices in the short run, we look for fixed income markets to improve once the economy responds in the manner in which the FOMC desires.

Sincerely,


/s/ Steven M. Bowser
----------------------------
Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

-------------------------------------------------------------------------------
                                        6

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

SECURITY
 FUNDS

                                               LEHMAN BROTHERS INTERMEDIATE TERM
DATE      LIMITED MATURITY BOND SERIES               CORPORATE BOND INDEX

12/31/94           $10,000                                 $10,000
 6/31/95            10,280                                  11,194
12/31/95            10,868                                  11,901
 6/31/96            10,741                                  11,793
12/31/96            10,978                                  12,375
 6/31/97            11,583                                  12,754
12/31/97            12,101                                  13,412
 6/31/98            12,399                                  13,911
12/31/98            12,921                                  14,525
 6/31/99            12,597                                  14,408
12/31/99            12,610                                  14,549

-------------------------------------------------------------------------------
                          LIMITED MATURITY BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1999

          CLASS A SHARES                 CLASS B SHARES
          1 Year              -6.45%     1 Year            -7.74%
          Since Inception      4.85%     Since Inception    4.46%
          (1-17-95)                      (1-17-95)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

                             $10,000 SINCE INCEPTION
This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1999, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $12,610. By comparison, the same $10,000 investment would have grown to $14,549 based on the performance of the Lehman Brothers Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.


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                                        7

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS

      [PHOTO]
  David Eshnaur
Portfolio Manager

HIGH YIELD SERIES
The year just completed was difficult for fixed income securities, and a particularly difficult year for the High Yield Series of Security Income Fund. The Series generated a total return of -0.51%, compared with the Lipper peer group average of +4.53%.(1) The benchmark Lehman Brothers High Yield Index gained 2.39% for the year.

1999's TRENDS REVERSED MANY OF 1998's
Many of the things that worked well for us in 1998 hurt in 1999. In 1998, for example, high yield bonds rated BB by the major rating agencies, the sector of the market where we prefer to be, outperformed the lower-rated B issues. In 1999 this trend reversed and the lower-rated issues were the stronger performers. Our portfolio also held a 10% position in investment-grade BBB-rated issues. Unfortunately one of these issues, home security monitoring company Protection One Alarm, which is 80.1% owned by electric utility provider Western Resources, Inc., was downgraded after the company advised that is was not likely to meet covenant terms on its borrowing facility. A second BBB-rated issue, manufactured housing producer Oakwood Homes Corporation, was downgraded when the rating agencies saw deterioration of the company's financial condition.

A year ago nonrated high yield bonds, which generally have a very small presence in our portfolios, fell over 7%. In 1999 nonrated issues reversed direction and gained 6.5%. The telecommunications sector has many issues that are nonrated, and this sector was a strong performer in 1999. The High Yield Series was underweighted in telecommunications, ending the year with an 11.5% weighting compared with a 21% presence in the benchmark Lehman High Yield Index.

TWO BANKRUPTCIES DAMAGED RETURNS
Oil exploration and production company Coho Energy, Inc., filed for Chapter 11 bankruptcy protection in August after failing to reach agreement with creditors on restructuring payments on its $240 million in debt. Coho saw its cash flows diminish sharply in 1998 when oil prices plunged to about $10 per barrel. They were hurt further when a limited partnership formed by private equity firm Hicks, Muse, Tate & Furst, Inc. backed out of a contract to inject $250 million of equity capital into the company. We are still holding these bonds, since oil has moved rapidly upward to over $26 per barrel. We expect the company to be able to solve its problems and reward its debtholders accordingly.

The Loewen Group, Inc., North America's second largest operator of funeral homes and cemeteries, filed its Chapter 11 bankruptcy petition in early June. The cemetery business is cash-intensive, selling prepaid burial plans with seven- to ten-year payment plans but with commissions that must be paid to sales staff at the time of sale. Loewen Group had made a number of expensive acquisitions, and was overly aggressive in selling these prepaid plans. The combination of these two elements created a negative cash flow situation from which the company was unable to recover.

STILL, SOME POSITIVES DURING THE YEAR
Some sectors within the portfolio performed very well in 1999. An overweighted position in the gaming industry produced favorable results. Companies such as International Game Technology, which manufactures computerized casino gaming systems, and Boyd Gaming Corporation, owner and operator of casino entertainment facilities, fared well in a period of economic strength. This sector had underperformed in 1998 because of fears that new capacity in the industry would make it difficult to generate good results. Those fears didn't become actualities, however, as visitations to casino properties increased in 1999.

Another sector benefiting from economic strength, particularly in global economic recovery, was the steel industry. Our holdings in AmeriSteel Corporation and California Steel Industries gained not only because of increased demand for steel, but in the wake of favorable settlements of antidumping suits which reduced foreign imports of competing products.


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                                       8

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS


OUTLOOK FOR THE COMING MONTHS
We expect interest rates to continue their upward move for a few more months as the Federal Reserve works to slow the rate of economic growth and keep inflation at its current low levels. During this period of rising rates we believe our strategy of investing in the upper tiers of the high yield bond spectrum will serve us well. We will monitor economic conditions and interest rate movements closely so that we may be able to change from our defensive posturing if such a step would be advantageous.

Sincerely,


David Eshnaur
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

-------------------------------------------------------------------------------
                               HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1999

          CLASS A SHARES                 CLASS B SHARES
          1 Year            -5.23%       1 Year            -6.28%
          Since Inception    4.93%       Since Inception    4.77%
          (8-05-96)                      (8-05-96)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

                                                 LEHMAN BROTHERS
 DATE              HIGH YIELD SERIES             HIGH YIELD INDEX

 8/31/1996             $10,000                      $10,000
 3/31/1997              10,184                       10,833
 6/30/1997              10,589                       11,336
 9/30/1997              10,992                       11,852
12/31/1997              11,267                       12,081
 3/31/1998              11,630                       12,488
 6/30/1998              11,737                       12,626
 9/30/1998              11,538                       12,317
12/31/1998              11,828                       12,579
 3/31/1999              11,945                       12,812
 6/30/1999              11,906                       12,857
 9/30/1999              11,774                       12,675
12/31/1999              11,768                       12,882


                             $10,000 SINCE INCEPTION
This chart assumes a $10,000 investment in Class A shares of High Yield Series on August 15, 1996 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1999, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,768. By comparison, the same $10,000 investment would have grown to $12,882 based on the performance of the Lehman Brothers High Yield Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers High Yield Bond Index covers the universe of fixed rate, noninvestment grade debt. Investments cannot be made directly in an index.


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                                       9

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS

     [PHOTO]
  Robert Amodeo
Portfolio Manager

SECURITY MUNICIPAL
BOND FUND
Fixed income markets encountered a wild swing in sentiment during the past year as healthy optimism drove investor confidence at the onset, yet fears of rising interest rates and reemerging inflationary pressures overshadowed bonds as the year progressed. Despite their negative returns, municipal bonds outperformed their U.S. Treasury counterparts. We believe decreased supply, generous yields at the beginning of the year when compared on an after-tax basis with their taxable counterparts, and improved fundamentals provided support for municipal bonds. In the year just ended Security Municipal Bond Fund generated a total return of -3.45%, outperforming the average -4.63% return of its Lipper peer group of funds.(1)

CHARACTERISTICS OF THE PORTFOLIO
At December 31, 1999 the Fund's long-term holdings consisted of 30 issues throughout seventeen different states. The credit quality of the portfolio remains high with an average rating of AA as measured by the major credit rating agencies. Industry weightings are well diversified, with the greatest emphasis in general obligation, water and sewer revenue, and prerefunded securities. The average maturity of the bonds in the portfolio was 13.4 years, with an effective average duration of 8.0 years.

A LOOK AT THE MUNICIPAL MARKETS
State and local governments issued approximately $226 billion of debt during 1999, representing a 21% decline from 1998's pace of $286 billion. The reduction in the supply of municipal bonds was attributable to a precipitous drop in refunding activity on the part of governmental bodies as interest rates began to rise. Refunding issues eased almost 55% year over year while new project funding remained virtually unchanged.

A strong national economy improved the fundamental quality of many municipal debt issuers in 1999. Credit upgrades outpaced weakening issues by approximately four to one, according to credit rating agency Standard & Poor's. Impressive participation by secondary bond insurance providers supported relatively narrow municipal quality spreads. Insured securities represented almost 50% of new supply during the past two years. In response to the relatively tight risk premium levels of lower quality bonds, we will continue to invest in the higher quality spectrum of the municipal market.

THE INTERNET MAY HURT STATE SALES TAX RECEIPTS
Some municipalities are concerned about a possible reduction in sales tax receipts due to the explosive growth of Internet e-commerce. Most state and local governments rely on sales tax revenue to help pay for essential services including public safety, fire, health, education, roads and bridges. Consumers are supposed to pay sales taxes voluntarily on items purchased from out-of-state merchants via the Internet, but few do. Early estimates of sales tax shortfalls from e-commerce are wide ranging. As a comparison, state officials believe that $5 billion in taxes goes uncollected annually from mail order catalogue sales.

We do not believe that Internet commerce poses an immediate threat to either state or local revenue bases. In the near term, surging income tax receipts generated by a vibrant domestic economy should take the edge off any sales tax shortfalls. Moreover, some municipal authorities used recent surplus tax receipts to fund reserve accounts. Capital deposited into these accounts can help mitigate future revenue shortfalls. We will, however, monitor the situation carefully to assess its effect on the budgets of municipalities and the bonds they issue.

OUTLOOK FOR THE COMING YEAR
In the near term the U.S. economy should remain stable as low unemployment and strong consumer confidence will likely support demand for goods. Additionally, the Federal Reserve has engineered a good balance of strong economic growth and acceptable inflation. Looking ahead, demands of a growing economy will call for a steady supply of municipal debt. We expect the supply of new municipal bonds to range between $200 billion and $250 billion during the calendar year 2000.


Robert Amodeo
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.


-------------------------------------------------------------------------------
                                       10

               MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS



                                               LEHMAN BROTHERS
DATE              MUNICIPAL BOND FUND        MUNICIPAL BOND INDEX

12/31/1989              $10,000                    $10,000
12/31/1990               10,114                     10,729
12/31/1991               11,300                     12,032
12/31/1992               12,124                     13,093
12/31/1993               13,619                     14,700
12/31/1994               12,491                     13,940
12/31/1995               14,424                     16,374
12/31/1996               14,786                     17,101
12/31/1997               16,009                     18,676
12/31/1998               16,978                     18,768
12/31/1999               16,392                     19,359



                             $10,000 OVER TEN YEARS
This chart assumes a $10,000 investment in Class A shares of Municipal Bond Fund on December 31, 1989, and reflects deduction of the 4.75% sales load. On December 31, 1999, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $16,392. By comparison, the same $10,000 investment would have grown to $19,359 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.

-------------------------------------------------------------------------------
                               MUNICIPAL BOND FUND
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1999

          CLASS A SHARES                 CLASS B SHARES
          1 Year             -8.03%      1 Year             -8.96%
          5 Years             4.57%      5 Years             4.11%
          10 Years            5.07%      Since Inception     1.89%
                                         (10-19-93)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

               MANAGERS' COMMENTARY
-------------------------------------------------------------------------------
               FEBRUARY 15, 2000

  SECURITY
   FUNDS

SECURITY CASH FUND
A market climate in which the Federal Reserve Bank's policy-making Open Market Committee elects to raise short-term interest rates is a climate in which money market funds can excel. Security Cash Fund's positive return of 4.40% for the year is close to its Lipper peer group average of 4.49% and led the performance of the fixed income funds in the Security fund family.(1)

SHORTER AVERAGE MATURITY IS A BENEFIT
In periods of rising interest rates we try to maintain a shorter-than-average maturity structure. At the end of the year, for example, the average maturity of Security Cash Fund was 29 days, compared with 48 days for the benchmark IBC Financial Data, Inc. money market fund average. The maturities of our holdings are "laddered," with securities maturing almost daily. Thus, when rates are rising we can quickly adjust the average maturity of the portfolio by reinvesting the proceeds of maturing securities each day at the new higher rates. Should interest rates begin to fall we would reinvest the proceeds in securities with slightly longer maturities in order to hold the current rates as long as possible.

ADJUSTABLE RATE SECURITIES ALSO BENEFIT
Some of our portfolio holdings have adjustable interest rates that reset periodically--typically monthly--to reflect current levels. These securities also help keep the overall portfolio return competitive by reacting quickly to changes in market levels of rates. Our funding agreements as well as some of the Federal agency securities in the portfolio have this type of adjustable rate mechanism.

ASSET MIX AT YEAR END
The commercial paper in the portfolio has been reduced in favor of broader diversification and increased amounts of the floating rate issues described above. Commercial paper at year end made up 60.2% of portfolio holdings, with Federal agency discount notes adding 13.4%, other Federal Agency securities 11%, SBA issues 6%, and funding agreements 9.4%. This asset mix is more broadly diversified than in previous years, giving us more flexibility to adjust in periods such as the current environment of rising interest rates.

OUTLOOK FOR THE YEAR AHEAD
We expect the Federal Open Market Committee to continue increasing interest rates in the first quarter of 2000, and possibly into the second quarter if economic growth fails to slow to their desired 3% to 3.5% level. We believe Fed Chairman Alan Greenspan has done an excellent job of keeping inflation under control, and as global economies recover and put upward pressure on prices of basic commodities and of goods imported into the United States, Dr. Greenspan will surely continue his vigilance and adjust rates as conditions dictate. If rates continue to rise we will manage portfolio holdings to capitalize on more attractive investment opportunities as they become available.

Sincerely,

Fixed Income Team

(1) An investment in the Security Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

-------------------------------------------------------------------------------
                                       12

               SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-----------------------------------------------
            Security Income Fund
           Corporate Bond Series
-----------------------------------------------


                                                   PRINCIPAL
                                                   AMOUNT OR
                                                   NUMBER OF          MARKET
CORPORATE BONDS                                     SHARES            VALUE
-------------------------------------------------------------------------------
AIRLINES - 3.8%
Southwest Airlines Company,
  7.875% - 2007................................   $1,075,000        $1,088,437
United Air Lines,
  11.21% - 2014................................   $  950,000         1,126,938
                                                                    ----------
                                                                     2,215,375

AUTOMOTIVE - 2.5%
Federal-Mogul Corporation,
  7.875% - 2010................................   $  250,000           228,437
General Motors Corporation,
  7.70% - 2016.................................   $1,000,000           998,750
Mark IV Industries,
  7.75% - 2006.................................   $  250,000           240,000
                                                                    ----------
                                                                     1,467,187

BANKING - 1.6%
Washington Mutual Capital I,
  8.375% - 2027(1).............................   $1,000,000           936,250

BASIC INDUSTRY - OTHER - 1.2%
Pioneer Hi Bred International, Inc.,
  5.75% - 2009.................................   $  800,000           713,000

BEVERAGE - 1.9%
Anheuser-Busch Companies, Inc.,
  7.10% - 2007.................................   $1,150,000         1,115,500

BROKERAGE - 2.1%
SI Financing, Inc.,
  9.50% - 2026(1)..............................       48,910         1,247,205

BUILDING MATERIALS - 3.1%
LaFarge Corporation,
  6.375% - 2005................................   $  600,000           562,500
Martin Marietta Material,
  5.875% - 2008................................   $  850,000           758,625
Vulcan Materials Company,
  5.75% - 2004.................................   $  500,000           476,250
                                                                    ----------
                                                                     1,797,375

CONSTRUCTION MACHINERY - 1.0%
AGCO Corporation,
  8.50% - 2006.................................   $  250,000           232,812
Sequa Corporation,
  9.00% - 2009.................................   $  150,000           145,688
Titan Wheel International,
  8.75% - 2007.................................   $  250,000           210,313
                                                                    ----------
                                                                       588,813

ENTERTAINMENT - 1.5%
Paramount Communications,
  7.50% - 2023.................................   $1,000,000           882,500

FINANCIAL COMPANIES - 7.4%
American RE Capital,
  8.50% - 2025(1)..............................       23,000           552,000
Associates Corporation, N.A.,
  7.55% - 2006.................................   $  875,000           873,906
CB Richard Ellis Service,
  8.875% - 2006................................   $  250,000           225,625
Countrywide Capital,
  8.00% - 2026(1)..............................   $1,000,000           891,250
Merrill Lynch & Company, Inc.,
  7.375% - 2006................................   $  100,000            99,250
Morgan Stanley Dean Witter
  Discover & Company,
  6.875% - 2007................................   $1,050,000         1,014,563
PNC Funding Corporation,
  7.75% - 2004.................................   $  700,000           706,125
                                                                    ----------
                                                                     4,362,719

FOOD - 2.2%
Archer-Daniels-Midland Company,
  8.875% - 2011................................   $1,000,000         1,092,500
Chiquita Brands International, Inc.,
  10.25% - 2006................................   $  250,000           180,625
                                                                    ----------
                                                                     1,273,125

GAMING - 2.7%
Boyd Gaming Corporation,
  9.25% - 2003.................................   $  250,000           251,875
MGM Grand Inc.,
  6.95% - 2005.................................   $  600,000           552,750
Mirage Resorts Inc.,
  6.625% - 2005................................   $  600,000           550,500
Park Place Entertainment,
  7.875% - 2005................................   $  250,000           239,375
                                                                    ----------
                                                                     1,594,500

HEALTHCARE - 0.2%
Rural/Metro Corporation,
  7.875% - 2008................................   $  125,000            98,125

HOME CONSTRUCTION - 0.6%
D.R. Horton, Inc.,
  8.375% - 2004................................   $   50,000            48,875

MDC Holdings, 8.375% - 2008....................   $  125,000           113,906
Oakwood Homes Corporation,
  8.125% - 2009................................   $  250,000           128,750
Toll Corporation, 7.75% - 2007.................   $   75,000            70,313
                                                                    ----------
                                                                       361,844

INDEPENDENT ENERGY - 1.2%
Seagull Energy Corporation,
  8.625% - 2005................................   $  700,000           700,875


                            See accompanying notes.
-------------------------------------------------------------------------------
                                       13

               SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-----------------------------------------------
            Security Income Fund
      Corporate Bond Series (continued)
-----------------------------------------------


                                                   PRINCIPAL          MARKET
CORPORATE BOND (continued)                          AMOUNT            VALUE
-------------------------------------------------------------------------------
INSURANCE - LIFE - 1.9%
Chubb Corporation,
  6.15% - 2005.................................   $  100,000        $   94,500
Hartford Life, Inc.,
  7.10% - 2007.................................      950,000           914,375
Transamerica Capital II,
  7.65% - 2026.................................      100,000            91,250
                                                                    ----------
                                                                     1,100,125

LODGING - 0.8%
HMH Properties,
  7.875% - 2008................................      250,000           223,125
Prime Hospitality Corporation,
  9.25% - 2006.................................      250,000           249,375
                                                                    ----------
                                                                       472,500
MEDIA - CABLE - 2.5%
Century Communications,
  8.375% - 2007................................      250,000           236,875
Comcast Corporation,
  9.125% - 2006................................      100,000           104,125
Jones Intercable, Inc.,
  7.625% - 2008................................      250,000           248,125
Lenfest Communications, Inc.,
  10.50% - 2006................................      250,000           280,625
Rogers Cablesystems, Ltd.,
  9.625% - 2002................................      250,000           259,375
Rogers Communications, Inc.,
  9.125% - 2006................................      250,000           250,625
Time Warner Entertainment,
  10.15% - 2012................................       60,000            70,350
                                                                    ----------
                                                                     1,450,100

MEDIA - NON-CABLE - 0.6%
K-III Communications Corporation,
  10.25% - 2004................................      300,000           296,625
News American Holdings,
  8.625% - 2003................................       75,000            77,437
                                                                    ----------
                                                                       374,062

OIL FIELD SERVICES - 1.7%
Transocean Offshore, Inc.,
  8.00% - 2027.................................    1,000,000           981,250

RETAILERS - 3.0%
Lowe's Companies, Inc.,
  6.70% - 2007.................................      850,000           811,750
Mattel, Inc., 6.125% - 2005....................      300,000           274,125
Tandy Corporation,
  6.95% - 2007.................................      450,000           430,875
Zale Corporation, 8.50% - 2007.................      250,000           247,813
                                                                    ----------
                                                                     1,764,563

SERVICES - 0.9%
Loewen Group International, Inc.,
  8.25% - 2003*................................      550,000           288,750
Unisys Corporation,
  7.875% - 2008................................      250,000           240,625
                                                                    ----------
                                                                       529,375
TECHNOLOGY - 0.8%
Electronic Data Systems,
  7.125% - 2009................................      500,000           488,125

TELECOMMUNICATIONS - 3.9%
AT&T Corporation,
  7.00% - 2005.................................      100,000            98,125
Cable & Wireless Communication,
  6.75% - 2008.................................      250,000           247,500
GTE Corporation,
  7.51% - 2009.................................    1,000,000           998,750
Mastec, Inc., 7.75% - 2008.....................      250,000           243,125
New Jersey Bell Telephone,
  6.625% - 2008................................       50,000            46,687
SBC Communications Capital
  Corporation, 6.625% - 2007...................      675,000           648,000
                                                                    ----------
                                                                     2,282,187
TRANSPORTATION - OTHER - 0.4%
Allied Holdings, Inc.,
  8.625% - 2007................................      250,000           221,875

UTILITIES - ELECTRIC - 0.9%
AES Corporation,
  10.25% - 2006................................      500,000           505,000

UTILITIES - NATURAL GAS - 1.7%
MCN Investment Corporation,
  6.32% - 2003.................................       75,000            72,281
National Fuel Gas Company,
  6.303% - 2008................................    1,000,000           901,250
                                                                    ----------
                                                                       973,531

YANKEE - CANADIAN - 1.7%
Quebecor Printing Capital,
  7.25% - 2007.................................    1,100,000         1,027,125

YANKEE - CORPORATE - 7.2%
Abbey National PLC,
  6.69% - 2005.................................    1,150,000         1,102,563
ABN AMRO Bank N.V.,
  7.55% - 2006.................................    1,000,000           995,000
BCH Cayman Islands, Ltd.,
  7.70% - 2006.................................    1,000,000           996,250
Panamerican Beverages, Inc.,
  8.125% - 2003................................    1,200,000         1,146,000
                                                                    ----------
                                                                     4,239,813
                                                                    ----------
Total corporate bonds - 61.0%...............................        35,764,024


                            See accompanying notes.
-------------------------------------------------------------------------------
                                       14

               SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-----------------------------------------------
            Security Income Fund
      Corporate Bond Series (continued)
-----------------------------------------------


                                                  PRINCIPAL     MARKET
MORTGAGE BACK SECURITIES                           AMOUNT       VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 11.9%
Federal Home Loan Bank, 6.375% - 2006 .......   $  800,000   $  773,792
Federal Home Loan Mortgage Corporation,
   FHR #1311 J,
      7.50% - 2021 CMO ......................    1,050,000    1,037,085
   FHR #1930 AB, 7.50% - 2023 CMO ...........      235,958      237,270
   FHLMC, 6.25% - 2004 ......................    1,000,000      977,500
Federal National Mortgage Association,
   FNR 1990-108 G,
      7.00% - 2020 CMO ......................      543,254      525,403
   FNMA, 6.50% - 2004 .......................    1,000,000      987,790
   FNMA, 6.375% - 2009 ......................    1,500,000    1,431,915
   FNMA, 6.625% - 2009 ......................    1,000,000      972,500
                                                             ----------
                                                              6,943,255

U.S. GOVERNMENT SECURITIES - 13.0%
Government National Mortgage Association,
   GNMA #313107
      7.00% - 2022 ..........................      736,096      721,204
   GNMA #352022,
      7.00% - 2023 ..........................      679,459      656,099
   GNMA #369303,
      7.00% - 2023 ..........................      652,089      638,115
   GNMA #462680
      7.00% - 2028 ..........................      866,352      839,218
   GNMA #482668,
      7.00% - 2028 ..........................    1,057,200    1,023,739
   GNMA #518436
      7.25% - 2029 ..........................      997,508      974,784
   GNMA #494109,
      7.50% - 2029 ..........................    1,545,686    1,528,328
   GNMA #510704
      7.50% - 2029 ..........................      997,758      986,544
   GNMA II #2445
      8.00% - 2027 ..........................      257,588      258,194
   GNR 1997-10B,
      7.50% - 2019 CMO ......................       21,744       21,696
                                                              ---------
                                                              7,647,921

NON-AGENCY SECURITIES - 2.9%
Chase Capital Mortgage Securities
   Company, 1997-1 B,
      7.37% - 2007 CMO .................         1,500,000    1,473,945
Chase Capital Mortgage Securities
   Company, 1998-1 B,
      6.56% - 2008 CMO .................           225,000      210,892
                                                             ----------
                                                              1,684,837
                                                             ----------
Total mortgage backed securities - 27.8%..................   16,276,013


                                               PRINCIPAL      MARKET
GOVERNMENT SECURITIES                            AMOUNT       VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 9.9%
U.S. Treasury Bond,
   6.25% - 2023 ............................   $ 1,000,000  $   942,890
   6.625% - 2027 ...........................     1,000,000      991,180
U.S. Treasury Notes,
   5.75% - 2003 ............................     1,700,000    1,668,686
   6.50% - 2005 ............................     1,000,000    1,000,160
U.S. Department of Housing and
   Urban Development
   6.93% - 2013 ............................     1,290,000    1,215,893
                                                            -----------
                                                              5,818,809
                                                            -----------
Total investments - 98.7% ................................   57,858,846
Cash and other assets,
   less liabilities - 1.3% ...............................      755,585
                                                            -----------
Total net assets - 100.0% ................................  $58,614,431
                                                            ===========
------------------------------------------------
              Security Income Fund
             U.S. Government Series
------------------------------------------------

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANKS - 1.1%
   8.29% - 2015 .............................  $   150,000  $   165,001
FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.0%
   6.25% - 2004 .............................      400,000      391,000
   6.625% - 2009 ............................    1,000,000      971,250
                                                            -----------
                                                              1,362,250
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 23.1%
   6.50% - 2004 .............................    1,000,000      987,790
   7.40% - 2004 .............................      600,000      613,272
   7.49% - 2005 .............................      285,000      292,649
   7.65% - 2005 .............................      250,000      258,452
   7.875% - 2005 ............................      500,000      521,590
   6.00% - 2008 .............................      400,000      374,468
   6.16% - 2028 .............................      500,000      437,830
                                                            -----------
                                                              3,486,051
FINANCING CORPORATION - 4.1%
   9.65% - 2018 .............................      500,000      615,000


                            See accompanying notes.
--------------------------------------------------------------------------------

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
              Security Income Fund
       U.S. Government Series (continued)
------------------------------------------------


U.S. GOVERNMENT AND
GOVERNMENT AGENCY                                        PRINCIPAL      MARKET
SECURITIES (continued)                                    AMOUNT        VALUE
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 43.0%
   GNMA #328618,  7.00% - 2022                          $  213,217   $   208,169
   GNMA II #1260, 7.00% - 2023                             151,159       147,249
   GNMA #347017,  7.00% - 2024                             373,299       363,858
   GNMA #371006,  7.00% - 2024                             205,649       200,897
   GNMA #371012,  7.00% - 2024                             371,619       362,488
   GNMA II #1849, 8.50% - 2024                             158,892       163,076
   GNMA #411643,  7.75% - 2025                             242,884       242,797
   GNMA #780454,  7.00% - 2026                             681,941       658,925
   GNMA #2320,    7.00% - 2026                             328,171       318,365
   GNMA II #2270, 8.00% - 2026                             267,345       267,968
   GNMA II #9365, 8.25% - 2026                             149,549       152,410
   GNMA #2689,    6.50% - 2028                             380,246       356,153
   GNMA #464356,  6.50% - 2028                             754,216       708,647
   GNMA #462680,  7.00% - 2028                              86,635        83,922
   GNMA #2616,    7.00% - 2028                             476,820       460,465
   GNMA #491492,  7.50% - 2029                             989,755       978,689
   GNMA #510704,  7.50% - 2029                             299,328       295,963
   GNMA #365608,  7.50% - 2034                             515,070       509,842
                                                                     -----------
                                                                       6,479,883
PRIVATE EXPORT FUNDING CORPORATION - 3.0%
   6.31% - 2004 .....................................      100,000        97,250
   7.01% - 2004 .....................................      350,000       350,000
                                                                     -----------
                                                                         447,250
STUDENT LOAN MARKETING ASSOCIATION - 3.0%
   9.25% - 2004 .....................................      420,000       457,729

TENNESSEE VALLEY AUTHORITY - 6.1%
   6.00% - 2013 .....................................      500,000       448,750
   6.75% - 2025 .....................................      500,000       470,000
                                                                     -----------
                                                                         918,750
U.S. TREASURY NOTES - 4.3%
   8.75% - 2008 .....................................      600,000       642,036
                                                                     -----------
Total investments - 96.7% ........................................    14,573,950
Cash and other investments,
   less liabilities - 3.3% .......................................       504,236
                                                                     -----------
Total net assets - 100.0% ........................................   $15,078,186
                                                                     ===========

------------------------------------------------
              Security Income Fund
          Limited Maturity Bond Series
------------------------------------------------


                                                        PRINCIPAL
                                                        AMOUNT OR
                                                        NUMBER OF       MARKET
CORPORATE BONDS                                          SHARES         VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 2.1%
Federal-Mogul Corporation,
   7.875% - 2010 ....................................  $    25,000   $    22,844
General Motors, 7.70% - 2016 ........................      100,000        99,875
Mark IV Industries, 7.50% - 2007 ....................       25,000        22,688
                                                                     -----------
                                                                         145,407
BANKING - 3.5%
B.F Saul REIT,9.75% - 2008 ..........................  $    13,000        12,269
Bank of New York, Inc., 6.50% - 2003 ................  $   100,000        97,500
First Union Corporation, 8.125% - 2002 ..............  $   110,000       112,063
Golden State Holdings, 7.125% - 2005 ................  $    25,000        22,656
                                                                     -----------
                                                                         244,488
BASIC INDUSTRY - OTHER - 1.6%
Pioneer Hi Bred International, Inc.,
   5.75% - 2009 .....................................  $   125,000       111,406

BEVERAGE - 2.7%
Anheuser-Busch Companies, Inc.,
   7.10% - 2007 .....................................  $   100,000        97,000
Pepsi Bottling Holdings, Inc.,
   5.625% - 2009 ....................................  $   100,000        88,250
                                                                     -----------
                                                                         185,250
BROKERAGE - 1.7%
S.I. Financing Trust I,
   9.50% - 2026(1) ..................................        4,560       116,280

BUILDING MATERIALS - 2.4%
LaFarge Corporation,
   6.375% - 2005 ....................................  $    50,000        46,875
Nortek, Inc.,
   8.875% - 2008 ....................................  $    25,000        23,750
Vulcan Materials Company,
   5.75% - 2004 .....................................  $   100,000        95,250
                                                                     -----------
                                                                         165,875
CONSTRUCTION MACHINERY - 1.0%
AGCO Corporation,
   8.5% - 2006 ......................................  $    25,000        23,281
Columbus McKinnon Corporation,
   8.5% - 2008 ......................................  $    25,000        21,563
SEQUA Corporation,
   9.0% - 2009 ......................................  $    25,000        24,281
                                                                     -----------
                                                                          69,125
CONSUMER CYCLICAL - OTHER - 0.2%
American ECO Corporation
   9.625% - 2008 ....................................  $    25,000        12,938

ENERGY - OTHER - 0.3%
P&L Coal Holdings Corporation,
   8.875% - 2008 ....................................  $    25,000        24,438

ENERGY - REFINING - 2.3%
Vastar Resources, Inc.,
   8.75% - 2005 .....................................  $   150,000       156,750


                             See accompanying notes.
--------------------------------------------------------------------------------

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
              Security Income Fund
    Limited Maturity Bond Series (continued)
------------------------------------------------

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                        NUMBER OF     MARKET
CORPORATE BONDS (continued)                              SHARES       VALUE
--------------------------------------------------------------------------------
FINANCIAL COMPANIES - 10.4%
American RE Capital,
   8.5% - 2025(1) ......................                   3,900    $ 93,600
Associates Corporation, N.A.,
   7.55% - 2006 ........................                $100,000      99,875
CB Richard Ellis Service,
   8.875% - 2006 .......................                $ 25,000      22,562
Household Financial Corporation,
   8.0% - 2004 .........................                $150,000     152,438
International Lease Finance
   Corporation, 8.25% - 2000 ...........                $150,000     150,080
Merrill Lynch & Company,
   7.375% - 2006 .......................                $100,000      99,250
Morgan Stanley Dean Witter Discover
   & Company, 6.875% - 2007 ............                $100,000      96,625
                                                                    --------
                                                                     714,430

FINANCE - OTHER - 1.4%
EOP Operating Limited
   Partnership, REIT,
   6.625% - 2005 .......................                $100,000      94,875

FOOD - 2.6%
Archer-Daniels-Midland Company,
   8.875% - 2011 .......................                $100,000     109,250
Cargill Corporation,
   6.15% - 2008 ........................                $ 75,000      68,250
                                                                    --------
                                                                     177,500

GAMING - 3.3%
Boyd Gaming Corporation,
   9.25% - 2003 ........................                $ 25,000      25,187
Circus Circus Enterprise,
   9.25% - 2005 ........................                $ 25,000      25,375
Harrahs Operating, Inc.,
   7.875% - 2005 .......................                $ 25,000      24,063
MGM Grand, Inc.,
   6.95% - 2005 ........................                $ 75,000      69,094
Mirage Resorts, Inc.,
   6.625% - 2005 .......................                $ 65,000      59,638
Park Place Entertainment,
   7.875% - 2005 .......................                $ 25,000      23,937
                                                                    --------
                                                                     227,294
HEALTHCARE - 0.3%
Tenet Healthcare, 8.125% - 2008 ........                $ 25,000      23,344

HOME CONSTRUCTION - 0.3%
MDC Holdings, 8.375% - 2008 ............                $ 12,000      10,935
Toll Corporation, 7.75% - 2007  ........                $ 13,000      12,187
                                                                    --------
                                                                      23,122

INDEPENDENT ENERGY - 0.7%
Seagull Energy Corporation,
   8.625% - 2005 .......................                $ 50,000    $ 50,062

INSURANCE - 1.4%
Hartford Life, Inc.,
   7.10% - 2007 ........................                 100,000      96,250

INSURANCE - LIFE - 1.4%
Chubb Corporation,
   6.15% - 2005 ........................                 100,000      94,500

LODGING - 0.3%

HMH Properties,
   7.875% - 2008 .......................                  25,000      22,312

MEDIA - CABLE - 2.3%
Adelphia Communications,
   8.375% - 2008 .......................                  25,000      23,250
Century Communications,
   8.375% - 2007 .......................                  25,000      23,688
Jones Intercable, Inc.,
   7.625% - 2008 .......................                  25,000      24,812
Rogers Communication, Inc.,
   9.125% - 2006 .......................                  25,000      25,062
Time Warner Entertainment,
   10.15% - 2012 .......................                  50,000      58,625
                                                                    --------
                                                                     155,437

MEDIA - NON-CABLE - 2.9%
Heritage Media Corporation,
   8.75% - 2006 ........................                 100,000     101,875

K-III Communications Corporation
   10.25% - 2004 .......................                  75,000      74,156

USA Networks, 6.75% - 2005 .............                  25,000      23,844
                                                                    --------
                                                                     199,875
METALS - 1.0%
AK Steel Corporation,
   7.875% - 2009 .......................                  25,000      23,750
California Steel Industries,
   8.50% - 2009 ........................                  25,000      24,188
WHX Corporation, 10.5% - 2005 ..........                  25,000      24,437
                                                                    --------
                                                                      72,375
PACKAGING - 0.4%
Ball Corporation,
   7.75% - 2006 ........................                  25,000      24,437



                            See accompanying notes.
--------------------------------------------------------------------------------

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
              Security Income Fund
    Limited Maturity Bond Series (continued)
------------------------------------------------

                                              PRINCIPAL      MARKET
CORPORATE BONDS (continued)                    AMOUNT        VALUE
--------------------------------------------------------------------------------
RETAILERS - 6.4%
Lowe's Companies, Inc.,
   6.70% - 2007 ..........................   $  100,000   $   95,500
Sears & Roebuck Company,
   6.41% - 2001 ..........................      150,000      148,125
Tandy Corporation,
   6.95% - 2007 ..........................      100,000       95,750
Zale Corporation,
   8.50% - 2007  .........................      100,000       99,125
                                                          ----------
                                                             438,500

SERVICES - 0.7%
Loewen Group International, Inc.,
   8.25% - 2003* .........................       50,000       26,250
Protection One Alarm,
   7.375% - 2005 .........................       25,000       19,875
                                                          ----------
                                                              46,125

SUPERMARKETS - 1.3%
Safeway, Inc., 6.50% - 2008 ..............      100,000       92,125

TELECOMMUNICATIONS - 5.6%
AT&T Corporation,
   7.00% - 2005  .........................      100,000       98,125
ALESTRA S.A., 12.625% - 2009 .............       25,000       25,094
Cable & Wireless Communications,
   6.75% - 2008 ..........................       50,000       49,500
Mastec, Inc., 7.75% - 2008 ...............       25,000       24,312
New Jersey Bell, 6.625% - 2008 ...........      100,000       93,375
Southwestern Bell,
   6.625% - 2007 .........................      100,000       96,000
                                                          ----------
                                                             386,406
TEXTILES - 0.3%
Westpoint Stevens, Inc.,
   7.875% - 2008 .........................       25,000       22,437
TOBACCO - 1.2%
Dimon, Inc., 8.875% - 2006 ...............       50,000       44,625
Standard Commercial Tobacco
   Corporation, 8.875% - 2005 ............       50,000       40,625
                                                          ----------
                                                              85,250
TRANSPORTATION - AIRLINES - 2.8%
Southwest Airlines Company,
   7.875% - 2007 .........................      100,000      101,250
United Airlines, 11.21% - 2014 ...........       75,000       88,969
                                                          ----------
                                                             190,219
TRANSPORTATION - OTHER - 0.3%
Allied Holdings, Inc.,
   8.625% - 2007 .........................       25,000       22,187

UTILITIES - ELECTRIC - 2.9%
CMS Energy Corporation,
   6.75% - 2004 .........................    $   25,000   $   23,187
Calpine Corporation,
   8.75% - 2007 .........................        25,000       25,094
Consolidated Edison Company,
   6.625% - 2002                                150,000      148,500
                                                          ----------
                                                             196,781
UTILITIES - NATURAL GAS - 2.1%
MCN Investment Corporation,
   6.32% - 2003 ..........................      150,000      144,563

YANKEE CANADIAN - 1.4%
Quebecor Printing Capital,
   7.25% - 2007 ..........................      100,000       93,375

YANKEE CORPORATE - 4.2%
ABN AMRO Bank NV,
   7.55% - 2006  .........................      100,000       99,500
Den Danske Bank,
   7.40% - 2010 ..........................      100,000       96,250
Panamerican Beverages, Inc.,
   8.125% - 2003 .........................      100,000       95,500
                                                          ----------
                                                             291,250
                                                          ----------
Total corporate bonds - 75.7% .........................    5,216,988

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 13.1%
Federal Home Loan Mortgage Corporation,
   FHG #42 K,
      8.00% - 2024 CMO ...................       57,524       57,955
   FHR #1311 J,
      7.50% - 2021 CMO ...................      100,000       98,770
   FHR #1930 AB,
      7.50% - 2023 CMO ...................       17,350       17,446
   Freddie Mac,
      5.75% - 2003 .......................      150,000      145,304
   Federal Home Loan Mortgage
      6.25% - 2004 .......................      250,000      244,375
                                                          ----------
                                                             563,850

Federal National Mortgage Association,
   FNMA, 6.50% - 2004 ....................      250,000      246,948
   FNMA, 5.45% - 2003 ....................      100,000       95,571
                                                          ----------
                                                             342,519


                            See accompanying notes.
--------------------------------------------------------------------------------

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
              Security Income Fund
    Limited Maturity Bond Series (continued)
------------------------------------------------

MORTGAGE                                          PRINCIPAL     MARKET
BACKED SECURITIES (continued)                      AMOUNT       VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 6.6%
Government National Mortgage Association,
   GNMA #369303,
      7.00% - 2023 ..........................   $   65,209   $   63,811
   GNMA I #780454
      7.00% - 2026 ..........................       85,243       82,366
   GNMA II #2445,
      8.00% - 2027 ..........................       61,821       61,967
   GNMA #482668,
      7.00% - 2028 ..........................      154,175      149,295
   GNMA #510704,
      7.50% - 2029 ..........................       99,776       98,654
                                                             ----------
                                                                456,093

NON-AGENCY SECURITIES - 0.1%
Global Rated Eligible Asset Trust,
      7.33% - 2006 ..........................       44,343        9,755
                                                             ----------
Total mortgage backed securities - 19.8% .................    1,372,217

GOVERNMENT SECURITIES
---------------------
U.S. GOVERNMENT SECURITIES - 0.7%
U.S. Department of Housing and
   Urban Development,
   6.93% - 2013 .............................       50,000       47,128

CANADIAN GOVERNMENT SECURITIES - 2.3%
Province of Quebec,
   8.625% - 2005 ............................      150,000      158,250
                                                             ----------
Total government securities - 3.0% ......................       205,378
                                                             ----------
Total investments - 98.5% ...............................     6,794,583
Cash and other assets,
   less liabilities - 1.5% ..............................       100,729
                                                             ----------
Total net assets - 100% .................................    $6,895,312
                                                             ==========


------------------------------------------------
              Security Income Fund
                High Yield Series
------------------------------------------------

CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 0.8%
Burke Industries, Inc.,
   10.00% - 2007 ............................   $  175,000   $   83,563

AUTOMOTIVE - 1.5%
Federal Mogul Corporation,
   7.50% - 2009 .............................       75,000       67,781
   7.875% - 2010 ............................      100,000       91,375
                                                             ----------
                                                                159,156

BANKING - 2.4%
BF SAUL REIT, 9.75% - 2008 ..................       75,000       70,781
FCB/NC Capital, 8.05% - 2028 ................       50,000       44,500
Homeside, Inc., 11.25% - 2003 ...............      125,000      142,813
                                                             ----------
                                                                258,094
BEVERAGES - 1.8%
Canandaigua Brands,
   8.625% - 2006 ............................   $  100,000   $   99,500
Delta Beverage Group,
   9.75% - 2003 .............................   $  100,000       98,750
                                                             ----------
                                                                198,250

BROKERAGE - 1.0%
SI Financing Trust, Inc.,
   9.50% - 2026(1)...........................        4,000      102,000

BUILDING MATERIALS - 3.8%
American Plumbing & Mechanical, Inc.,
   11.625% - 2008 ...........................   $  200,000      189,500
Knoll, Inc., 10.875% - 2006 .................   $  100,000      100,500
Nortek, Inc., 8.875% - 2008 .................   $  125,000      118,750
                                                             ----------
                                                                408,750

CONSTRUCTION MACHINERY - 4.4%
AGCO Corporation,
   8.50% - 2006  ............................   $  100,000       93,125
Columbus McKinnon Corporation,
   8.50% - 2008 .............................   $  125,000      107,813
Navistar International,
   8.00% - 2008 .............................   $   75,000       72,000
SEQUA Corporation,
   9.00% - 2009 .............................   $  125,000      121,406
Titan Wheel International, Inc.,
   8.75% - 2007 .............................   $  100,000       84,125
                                                             ----------
                                                                478,469
CONSUMER CYCLICAL - OTHER - 0.6%
American ECO Corporation,
   9.625% - 2008 ............................   $  125,000       64,688

ELECTRIC UTILITY - 3.7%
AES Corporation,
   10.25% - 2006  ...........................   $  100,000      101,000
Calpine Corporation,
   8.75% - 2007 .............................   $  125,000      125,469
East Coast Power LLC,
   6.737% - 2008 ............................   $   94,574       88,781
   7.066% - 2012 ............................   $  100,000       88,875
                                                             ----------
                                                                404,125

ENERGY - INDEPENDENT - 1.5%
COHO Energy, Inc.,
   8.875% - 2007* ...........................   $  150,000       82,125
Seagull Energy Corporation,
   8.625% - 2005 ............................   $   75,000       75,094
                                                             ----------
                                                                157,219

ENERGY - OTHER - 0.7%
P & L Coal Holdings Corporation,
   8.875% - 2008 ............................   $   75,000       73,313


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       19

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
              Security Income Fund
         High Yield Series (continued)
------------------------------------------------

                                              PRINCIPAL    MARKET
CORPORATE BONDS (continued)                    AMOUNT      VALUE
--------------------------------------------------------------------------------
ENERGY - REFINING - 2.1%
Crown Central Petroleum,
   10.875% - 2005 ..........................   $140,000   $110,250
Giant Industries, Inc.,
   9.00% - 2007 ............................    125,000    115,000
                                                          --------
                                                           225,250

ENTERTAINMENT - 0.7%
Premier Parks, 9.75% - 2007 ................     75,000     76,687

FINANCIAL COMPANIES - 1.6%
CB Richard Ellis Service,
   8.875% - 2006 ...........................     75,000     67,688
Dollar Financial Group, Inc.,
   10.875% - 2006 ..........................    100,000    100,500
                                                          --------
                                                           168,188

FOOD - 2.2%
Chiquita Brands International, Inc.,
   10.25% - 2006 ...........................    100,000     72,250
Nash Finch Company,
   8.50% - 2008 ............................    200,000    165,500
                                                          --------
                                                           237,750

GAMING - 8.3%
Circus Circus Enterprise,
   6.75% - 2003 ............................    100,000     90,625
   9.25% - 2005 ............................     75,000     76,125
Harrahs Operating, Inc.,
   7.875% - 2005 ...........................    150,000    144,375
Hollywood Park, Inc.,
   9.25% - 2007 ............................    100,000     99,000
Isle of Capri Casinos,
   8.75% - 2009 ............................    100,000     92,250
Mirage Resorts, Inc.,
   6.625% - 2005 ...........................    125,000    114,688
MGM Grand, Inc.,
   6.95% - 2005 ............................    125,000    115,156
Park Place Entertainment,
   7.875% - 2005 ...........................    175,000    167,563
                                                          --------
                                                           899,782

HEALTHCARE - 3.4%
Genesis Health Ventures,
   9.875% - 2009 ...........................    100,000     40,750
Multicare Companies, Inc.,
   9.00% - 2007 ............................     75,000     20,062
Packard Bioscience Company,
   9.375% - 2007 ...........................     80,000     69,600
Prime Medical Services,
   8.75% - 2008 ............................     75,000     69,000
Rural/Metro,
   7.875% - 2008 ...........................    100,000     78,500
Tenet Healthcare,
   8.125% - 2008 ...........................    100,000     93,375
                                                          --------
                                                           371,287


HOME CONSTRUCTION - 3.4%
D.R. Horton, Inc.,
   8.375% - 2004 ...........................   $ 75,000   $ 73,312
Oakwood Homes Corporation,
   8.125% - 2009 ...........................    200,000    103,000
Standard Pacific Corporation,
   8.50% - 2009 ............................    150,000    138,750
Toll Corporation,
   7.75% - 2007 ............................     50,000     46,875
                                                          --------
                                                           361,937

INSURANCE - 0.6%
GENAMERICA Capital, Inc.,
   8.525% - 2027 ...........................     75,000     61,125

LODGING - 3.2%
HMH Properties,
   7.875% - 2008 ...........................    175,000    156,187
Vail Resorts, Inc.,
   8.75% - 2009 ............................    200,000    187,000
                                                          --------
                                                           343,187

MEDIA - CABLE - 3.8%
Adelphia Communications,
   9.50% - 2004 ............................     17,356     17,052
   8.375% - 2008 ...........................    100,000     93,000
Century Communications,
   9.50% - 2005 ............................    100,000    100,750
   8.375% - 2007 ...........................     75,000     71,063
Diamond Holdings,
   9.125% - 2008 ...........................    100,000     99,250
Rogers Cablesystems,
   9.625% - 2002 ...........................     25,000     25,937
                                                          --------
                                                           407,052

MEDIA - NON-CABLE - 3.4%
Allbritton Communications,
   9.75% - 2007 ............................     75,000     75,750
Golden Books Publishing,
   7.65% - 2002* ...........................    100,000     42,500
Heritage Media Corporation,
   8.75% - 2006 ............................    100,000    101,875
Hollinger International Publishing,
   8.625% - 2005 ...........................     25,000     24,750
K-III Communications, Corporation,
   10.25% - 2004 ...........................     50,000     49,438
USA Networks, 6.75% - 2005 .................     75,000     71,531
                                                          --------
                                                           365,844


                            See accompanying notes.
--------------------------------------------------------------------------------

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
              Security Income Fund
         High Yield Series (continued)
------------------------------------------------

                                                         PRINCIPAL      MARKET
CORPORATE BONDS (continued)                               AMOUNT        VALUE
--------------------------------------------------------------------------------
METALS - 4.5%
AK Steel Corporation,
   7.875% - 2009 .....................................   $   75,000   $   71,250
Bulong Operation,
   12.50% - 2008 .....................................       75,000       61,312
California Steel Industries,
   8.50% - 2009 ......................................      175,000      169,313
Simcala, Inc.,
   9.625% - 2006 .....................................       75,000       43,313
Wheeling Pittsburgh Corporation,
   9.25% - 2007 ......................................      100,000       93,750
WHX Corporation,
   10.50% - 2005  ....................................       50,000       48,875
                                                                      ----------
                                                                         487,813

PACKAGING & CONTAINERS - 2.6%
Ball Corporation,
   7.75% - 2006  .....................................      100,000       97,750
Huntsman Packaging Corporation,
   9.125% - 2007 .....................................      125,000      120,937
Indesco International, Inc.,
   9.75% - 2008 ......................................      150,000       67,125
                                                                      ----------
                                                                         285,812

RETAILERS - 4.5%
Ames Department Stores,
   10.00% - 2006 .....................................      200,000      197,500
Musicland Group,
   9.00% - 2007 ......................................      200,000      193,500
Zale Corporation,
   8.50% - 2007 ......................................      100,000       99,125
                                                                      ----------
                                                                         490,125

SERVICES - 2.0%
Loewen Group, Inc.,
   6.70% - 1999* .....................................      100,000       52,500
Protection One Alarm,
   7.375% - 2005 .....................................      200,000      159,000
                                                                      ----------
                                                                         211,500
TECHNOLOGY - 1.8%
AMKOR Technologies, Inc.,
   9.25% - 2006 ......................................      200,000      196,000

TELECOMMUNICATIONS - 11.5%
ALESTRA S.A.,
   12.625% - 2009 ....................................   $  200,000   $  200,750
Call-Net Enterprise, Inc.,
   9.375% - 2009 .....................................   $  100,000       82,750
Loral Space & Communications, Inc.,
   9.50% - 2006 ......................................   $  200,000      180,000
Mcleodusa, Inc.,
   8.375% - 2008 .....................................   $  150,000      138,187
MJD Communications, Inc.,
   9.50% - 2008 ......................................   $  150,000      141,188
Pac-West Telecom, Inc.,
   13.50% - 2009 .....................................   $  200,000      207,500
RCN Corporation,
   10.00% - 2007  ....................................   $  225,000      223,875
Satelites Mexicanos, Inc.,
   10.125% - 2004 ....................................   $  100,000       68,000
                                                                      ----------
                                                                       1,242,250

TEXTILES - 0.6%
Westpoint Steven,
   7.875% - 2008 .....................................   $   75,000       67,312

TOBACCO - 1.0%
Dimon, Inc., 8.875% - 2006 ...........................   $   50,000       44,625
Standard Commercial Tobacco Corporation,
   8.875% - 2005 .....................................   $   75,000       60,937
                                                                      ----------
                                                                         105,562
TRANSPORTATION - OTHER - 2.7%
Allied Holdings, Inc.,
   8.625% - 2007 .....................................   $   75,000       66,562
Pegasus Aviation Lease Securitization,
   5.878% - 2029 .....................................   $  200,000      106,312
Teekay Shipping Corporation,
   8.32% - 2008 ......................................   $  135,000      121,163
                                                                      ----------
                                                                         294,037
                                                                      ----------
Total corporate bonds - 86.1% ..................................       9,286,127

PREFERRED STOCKS
----------------
BANKS AND CREDIT - 0.8%
California Federal Bank, 9.125%  .....................        4,000       90,250

BROADCAST MEDIA - 1.3%
CSC Holdings, Inc., 11.125% ..........................          670       72,710
PRIMEDIA, Inc., 10.0% ................................          700       71,750
                                                                      ----------
                                                                         144,460
                                                                      ----------
Total preferred stocks - 2.1% .................................          234,710

COMMON STOCKS
-------------
BROADCAST MEDIA - 0.3%
Infinity Broadcasting Corporation ....................        1,000       36,188

GAMING AND LOTTERY - 0.2%
MGM Grand, Inc. ......................................          500       25,156


                             See accompanying notes.
--------------------------------------------------------------------------------

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
              Security Income Fund
          High Yield Series (continued)
------------------------------------------------

                                                           PRINCIPAL
                                                           AMOUNT OR
                                                           NUMBER OF    MARKET
COMMON STOCKS (continued)                                   SHARES      VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.6%
Bedford Property Investors, Inc. ....................        1,200   $   20,475
Centerpoint Properties Corporation ..................          575       20,628
Duke-Weeks Realty Corporation .......................        1,050       20,475
First Industrial Realty Trust, Inc. .................          805       22,087
KIMCO Realty Corporation ............................          500       16,938
Prentiss Properties Trust ...........................        1,400       29,400
Prologis Trust ......................................          925       17,806
Reckson Associates Realty Corporation ...............          930       19,065
                                                                    -----------
                                                                        166,874
                                                                    -----------
Total common stocks - 2.1% .....................................        228,218
                                                                    -----------
Total investments - 90.3% ......................................      9,749,055
Cash and other assets,
   less liabilities - 9.7% .....................................      1,048,263
                                                                    -----------
Total net assets - 100.0% ......................................    $10,797,318
                                                                    ===========

------------------------------------------------
           Security Municipal Bond Fund
------------------------------------------------
MUNICIPAL BONDS
---------------
ALASKA - 1.6%
Valdez Alaska Marine Terminal
   Revenue, 4.75% - 2033(2) .........................   $  300,000  $    300,000
CALIFORNIA - 10.9%
Los Angeles County, California
   Metro Authority,
   5.625% - 2018 ....................................   $1,000,000      973,670
Los Angeles, California
   Wastewater System Revenue,
   6.00% - 2014 .....................................   $1,100,000    1,125,927
                                                                     ----------
                                                                      2,099,597

ILLINOIS - 11.1%
Chicago, Illinois Board of
   Education - General Obligation,
   5.75% - 2027 .....................................   $  250,000      236,405
DuPage County, Illinois
   Stormwater Project Refunding,
   5.60% - 2021 .....................................   $1,000,000      955,350
Winnebago County, Illinois
   School District No. 122,
   0% - 2014(3) .....................................   $2,155,000      941,907
                                                                     ----------
                                                                      2,133,662

KANSAS - 3.7%
Wyandotte County, Kansas City,
   Kansas Government Utility System,
   5.75% - 2024 .....................................   $  750,000      722,220


                                                       PRINCIPAL        MARKET
MUNICIPAL BONDS                                         AMOUNT          VALUE
--------------------------------------------------------------------------------

LOUISIANA - 0.5%
Louisiana State Offshore Terminal
   Authority Deepwater Port,
   4.75% - 2008(2) ..................................   $  100,000  $   100,000

MASSACHUSETTS - 1.7%
Massachusetts State Water
   Pollution Abatement Trust,
   5.75% - 2029 .....................................      350,000      333,291

MISSOURI - 2.7%
Kansas City, Missouri Port
   Authority Riverfront Park,
   5.75% - 2005 .....................................      500,000      510,980

NEVADA - 5.0%
Clark County, Nevada School
   District, Series A,
   5.50% - 2016 .....................................    1,000,000      960,240

NEW JERSEY - 5.5%
North Brunswick Township,
   New Jersey Board of Education,
   6.30% - 2013 .....................................    1,000,000    1,062,870

NEW YORK - 8.7%
New York State Dorm Authority
   Revenue North Shore,
   5.50% - 2012 .....................................    1,000,000    1,004,490
New York State Dorm Authority,
   5.50% - 2026 .....................................      200,000      180,482
New York State Local Government
   Assistance Corporation,
   6.00% - 2016 .....................................      250,000      251,723
Triborough Bridge and Tunnel
   Authority, New York,
   5.50% - 2017 .....................................      250,000      243,012
                                                                     ----------
                                                                      1,679,707

NORTH CAROLINA - 0.8%
Halifax County North Carolina
   Industrial Facilities & Pollution
   Control Financing Authority,
   4.90% - 2021(2) ..................................      150,000      150,000

PENNSYLVANIA - 6.1%
Delaware Valley Pennsylvania
   Regional Financial Authority,
   5.50% - 2028 .....................................    1,000,000      928,390
Philadelphia, Pennsylvania School
   District - General Obligation,
   5.625% - 2010 ....................................      250,000      256,657
                                                                     ----------
                                                                      1,185,047


                             See accompanying notes.
--------------------------------------------------------------------------------

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
    Security Municipal Bond Fund (continued)
------------------------------------------------

                                               PRINCIPAL      MARKET
MUNICIPAL BONDS (continued)                     AMOUNT        VALUE
--------------------------------------------------------------------------------
RHODE ISLAND - 5.4%
Rhode Island State, General
   Obligation, 5.30% - 2008 ..............   $ 1,030,000   $ 1,043,266

TENNESSEE - 1.5%
Memphis-Shelby County, Tennessee
   Airport Authority,
   6.00% - 2024 ..........................       300,000       292,140

TEXAS - 11.8%
University of Texas - University
   Revenues Financing System,
   Series B, 4.80% - 2009 ................     1,000,000       955,230
Houston, Texas Water & Sewer
   System Revenue, Series A,
   6.20% - 2020 ..........................     1,000,000     1,067,080
Lower Colorado River Authority
   Texas Revenue,
   6.00% - 2013 ..........................       250,000       257,768
                                                           -----------
                                                             2,280,078

VIRGINIA - 3.1%
King George County, Virginia
   Industrial Development Authority
   Revenue Bond, 4.90% - 2024(2) .........       300,000       300,000
Roanoke, Virginia Industrial
   Development Authority Hospital
   Revenue, 4.80% - 2027(2) ..............       300,000       300,000
                                                           -----------
                                                               600,000

WASHINGTON - 18.0%
Island County Washington School
   School District South Whidbey,
   6.75% - 2007 ..........................     1,000,000     1,106,450
King County, Washington Sewer
   Revenue, Series A,
   6.25% - 2034 ..........................     1,000,000     1,067,990
Seattle, Washington General
   Obligation, 5.75% - 2028 ..............       250,000       237,193
Washington Public Power Supply
   System Revenue Nuclear
   Project #2, 6.30% - 2012 ..............     1,000,000     1,061,400
                                                           -----------
                                                             3,473,033
                                                           -----------
Total investments - 98.1% ................................  18,926,131
Cash and other assets,
   less liabilities - 1.9% ...............................     364,531
                                                           -----------
Total net assets - 100.0% ................................ $19,290,662
                                                           ===========

------------------------------------------------
               Security Cash Fund
------------------------------------------------

                                               PRINCIPAL      MARKET
COMMERCIAL PAPER                                AMOUNT        VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 3.7%
Rockwell International Corporation,
   5.72% - 02-01-00 ......................   $ 2,000,000   $ 1,990,149

BEVERAGES - 3.2%
Coca Cola Company,
   5.15% - 01-02-00 ......................       300,000       299,184
   5.25% - 02-07-00 ......................     1,400,000     1,392,446
                                                           -----------
                                                             1,691,630

BROKERAGE - 3.2%
Merrill Lynch & Company, Inc.,
   4.93% - 02-04-00 ......................       200,000       199,069
   5.00% - 02-08-00 ......................     1,500,000     1,492,083
                                                           -----------
                                                             1,691,152

BUSINESS SERVICES - 2.7%
General Electric Capital Corporation,
   5.94% - 01-28-00 ......................     1,100,000     1,095,099
   5.74% - 02-11-00 ......................       195,000       193,725
   5.74% - 02-25-00 ......................       142,000       140,755
                                                           -----------
                                                             1,429,579

COMBINATION GAS & ELECTRIC - 7.3%
Baltimore Gas & Electric Company,
   6.18% - 01-14-00 ......................     1,500,000     1,496,652
Central Illinois Light Company,
   6.35% - 01-21-00 ......................     1,600,000     1,594,356
Madison Gas & Electric Company,
   6.00% - 01-10-00 ......................       800,000       798,800
                                                           -----------
                                                             3,889,808

ELECTRIC UTILITIES - 10.5%
Duke Energy Corporation,
   5.33% - 01-21-00 ......................     1,700,000     1,694,966
Georgia Power Company,
   5.72% - 02-01-00 ......................     1,600,000     1,592,119
Potomac Electric Power Company,
   5.77% - 01-26-00 ......................       600,000       597,596
   5.77% - 01-27-00 ......................     1,100,000     1,095,416
Southern California Edison
   Company, 5.67% - 01-19-00 .............       600,000       598,299
                                                           -----------
                                                             5,578,396

ELECTRONICS - 2.0%
Emerson Electric Company,
   5.90% - 01-31-00 ......................     1,100,000     1,094,592

FINANCIAL SERVICES - 3.0%
Toyota Motor Credit Corporation,
   5.86% - 02-16-00 ......................     1,100,000     1,091,763
   5.86% - 02-17-00 ......................       500,000       496,175
                                                           -----------
                                                             1,587,938

FOOD PROCESSING - 1.5%
McCormick & Company, Inc.,
   6.25% - 01-12-00 ......................       800,000       798,472


                            See accompanying notes.
--------------------------------------------------------------------------------

               SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------
         Security Cash Fund (continued)
------------------------------------------------

                                                  PRINCIPAL        MARKET
COMMERCIAL PAPER (continued)                       AMOUNT          VALUE
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.9%
PPG Industries, Inc.,
   5.87% - 01-28-00 ............................ $ 1,000,000    $    995,598

NATURAL GAS - 6.7%
New Jersey Natural Gas Company,
   5.88% - 01-18-00 ............................   1,800,000       1,795,002
Nicor, Inc.,
   5.90% - 01-18-00 ............................     800,000         797,771
Northern Illinois Gas
   Company (Nicor Gas), 5.95% - 01-24-00 .......   1,000,000         996,199
                                                                ------------
                                                                   3,588,972

NUCLEAR - 3.0%
Bayshore Fuel Company,
   5.90% - 02-11-00 ............................   1,000,000         993,281
   5.90% - 02-11-00 ............................     600,000         595,968
                                                                ------------
                                                                   1,589,249

PHARMACEUTICALS - 0.4%
Schering Corporation,
   6.05% - 01-11-00 ............................     200,000         199,664

TELECOMMUNICATIONS - 9.2%
AT&T Corporation,
   5.70% - 02-02-00 ............................   1,400,000       1,392,907
Bell Atlantic Network Funding
   Corporation,
   5.80% - 01-19-00 ............................   1,500,000       1,495,650
Bellsouth Telecommunications, Inc.,
   5.58% - 01-19-00 ............................   2,000,000       1,994,420
                                                                ------------
                                                                   4,882,977

TOYS & SPORTING GOODS - 1.9%
Hasbro, Inc., 5.05% - 01-07-00 .................   1,000,000         999,158
                                                                ------------
Total commercial paper - 60.2% .............................      32,007,334

U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.6%
   5.60% - 03-09-00 ............................   1,400,000       1,385,191

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.8%
   5.52% - 01-25-00 ............................   3,800,000       3,786,016
   4.86% - 04-12-00 ............................   2,000,000       1,972,460
                                                                ------------
                                                                   5,758,476

SMALL BUSINESS ASSOCIATION POOLS - 6.0%
   #501927, 6.75% - 2017(2) ....................   1,161,050       1,172,007
   #502398, 5.875% - 2018(2) ...................     226,147         226,995
   #503152, 5.875% - 2020(2) ...................     514,924         514,925
   #503295, 5.75% - 2021(2) ....................     360,667         360,892
   #503303, 5.75% - 2021(2) ....................     401,611         401,862
   #503265, 6.00% - 2021(2) ....................     493,143         491,910
                                                                ------------
                                                                   3,168,591

STUDENT LOAN MORTGAGE ASSOCIATION - 11.0%
   5.52% - 07-25-04 ............................     820,213         820,213
   4.92% - 10-25-05 ............................   1,517,761       1,510,646
   5.15% - 10-28-06 ............................   1,000,000       1,000,000
   5.21% - 01-25-07 ............................   1,577,064       1,573,861
   5.33% - 04-25-08 ............................     925,437         925,437
                                                                ------------
                                                                   5,830,157
                                                                ------------
Total U.S. government & agencies - 30.4% ...................      16,142,415

MISCELLANEOUS ASSETS
--------------------
FUNDING AGREEMENTS - 9.4%
Security Life of Denver
   Insurance Company, 6.50625% - 10-31-01(2) ...   2,000,000       2,000,000
Travelers Insurance Company,
   6.49630% - 08-21-01(2) ......................   3,000,000       3,000,000
                                                                ------------
                                                                   5,000,000
                                                                ------------
Total investments - 100.0% - ................................     53,149,749
Liabilities, less cash
   and other assets - 0.0% ..................................        (13,023)
                                                                ------------
Total net assets - 100.0% ...................................   $ 53,136,726
                                                                ============

The identified cost of investments owned at December 31, 1999, was the same for federal income tax and book purposes for High Yield Series and Security Cash Fund. The identified cost of investments for Corporate Bond Series, U.S. Government Series, Limited Maturity Series and Security Municipal Bond Fund was $61,472,505, $15,566,302, $7,207,322 and $19,211,634, respectively.

*Non-income producing.

(1) Trust Preferred Securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

(2)  Variable rate security.

(3)  Original issue discount bond, under terms of initial offering.



                             See accompanying notes.
--------------------------------------------------------------------------------

     STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                          Security Income Fund
                                                   -------------------------------------------------------------
                                                                       U.S.         Limited            High
                                                    Corporate       Government      Maturity           Yield
                                                   Bond Series        Series       Bond Series         Series
                                                   -------------------------------------------------------------
ASSETS
Investments, at value (identified cost:
  $61,341,582, $15,268,045, $7,189,528,
  $10,936,185, $19,163,080, and $21,142,415,
  respectively) ................................   $ 57,858,846    $ 14,573,950    $  6,794,583    $  9,749,055
Commercial paper at amortized cost which
  approximates market value ....................           --              --              --              --
Cash ...........................................           --           298,257            --           844,203
Receivables:
  Fund shares sold .............................          1,304              93           1,097           9,284
  Securities sold ..............................           --              --              --              --
  Interest .....................................        945,396         214,446         133,564         237,585
  Security Management Company ..................          3,605             138            --              --
Prepaid expenses ...............................         10,072           9,144           4,159           7,807
                                                   ------------    ------------    ------------    ------------
     Total assets ..............................   $ 58,819,223    $ 15,096,028    $  6,933,403    $ 10,847,934
                                                   ------------    ------------    ------------    ------------
LIABILITIES
  Cash overdraft ...............................   $     14,256    $       --      $     13,035    $       --
  Payable for:
     Fund shares redeemed ......................         27,530           1,284            --            25,149
     Dividends to shareholders .................           --              --              --              --
     Management fees ...........................         25,309            --              --              --
     Custodian fees ............................            645             504             435             570
     Transfer and administration fees ..........         12,971           6,649           1,113           2,027
     Professional fees .........................          4,000           4,000           4,000           4,000
     12b-1 distribution plan fees ..............        105,534           3,504          18,668          17,803
     Security Management Company ...............           --              --               217            --
     Miscellaneous fees ........................         14,547           1,901             623           1,067
                                                   ------------    ------------    ------------    ------------
     Total liabilities .........................        204,792          17,842          38,091          50,616
                                                   ------------    ------------    ------------    ------------
NET ASSETS .....................................   $ 58,614,431    $ 15,078,186    $  6,895,312    $ 10,797,318
                                                   ============    ============    ============    ============

NET ASSETS CONSIST OF:
  Paid in capital ..............................   $ 74,595,336    $ 17,126,033    $  7,318,712    $ 11,982,586
  Accumulated undistributed net investment
     income (loss) .............................          6,864          11,083            --             1,862
  Accumulated undistributed net realized
     loss on sale of investments ...............    (12,505,033)     (1,364,835)        (28,455)           --
  Net unrealized depreciation
     in value of investments ...................     (3,482,736)       (694,095)       (394,945)     (1,187,130)
                                                   ------------    ------------    ------------    ------------
        Total net assets .......................   $ 58,614,431    $ 15,078,186    $  6,895,312    $ 10,797,318
                                                   ============    ============    ============    ============

CLASS "A" SHARES
  Capital shares outstanding ...................      7,645,684       2,812,887         581,851         463,705
  Net assets ...................................   $ 49,476,637    $ 12,722,594    $  5,570,226    $  6,328,478
                                                   ------------    ------------    ------------    ------------
  Net asset value per share ....................   $       6.47    $       4.52    $       9.57    $      13.65
                                                   ============    ============    ============    ============

  Offering price per share (net asset value
     divided by 95.25%) ........................   $       6.79    $       4.75    $      10.05    $      14.33
                                                   ============    ============    ============    ============

CLASS "B" SHARES
  Capital shares outstanding ...................      1,404,036         522,448         138,869         328,132
  Net assets ...................................   $  9,137,794    $  2,355,592    $  1,325,086    $  4,468,840
                                                   ------------    ------------    ------------    ------------
  Net asset value per share ....................   $       6.51    $       4.51    $       9.54    $      13.62
                                                   ============    ============    ============    ============

                                                     Security        Security
                                                  Municipal Bond       Cash
                                                       Fund            Fund
                                                  --------------   -------------
ASSETS
Investments, at value (identified cost:
  $61,341,582, $15,268,045, $7,189,528,
  $10,936,185, $19,163,080, and $21,142,415,
  respectively) ................................   $ 18,926,131    $ 21,142,415
Commercial paper at amortized cost which
  approximates market value ....................           --        32,007,334
Cash ...........................................         95,978         446,839
Receivables:
  Fund shares sold .............................           --           367,828
  Securities sold ..............................           --            55,779
  Interest .....................................        286,925         126,879
  Security Management Company ..................          9,075            --
Prepaid expenses ...............................         12,404          18,406
                                                   ------------    ------------
     Total assets ..............................   $ 19,330,513    $ 54,165,480
                                                   ============    ============
LIABILITIES
  Cash overdraft ...............................   $       --      $       --
  Payable for:
     Fund shares redeemed ......................         10,823         748,702
     Dividends to shareholders .................           --           231,899
     Management fees ...........................          8,262          23,175
     Custodian fees ............................           --             1,950
     Transfer and administration fees ..........          2,468          11,694
     Professional fees .........................          4,000           4,000
     12b-1 distribution plan fees ..............          4,227            --
     Security Management Company ...............           --              --
     Miscellaneous fees ........................         10,071           7,334
                                                   ------------    ------------
     Total liabilities .........................         39,851       1,028,754
                                                   ------------    ------------
NET ASSETS .....................................   $ 19,290,662    $ 53,136,726
                                                   ============    ============

NET ASSETS CONSIST OF:
  Paid in capital ..............................   $ 20,607,422    $ 53,136,726
  Accumulated undistributed net investment
     income (loss) .............................          1,489            --
  Accumulated undistributed net realized
     loss on sale of investments ...............     (1,081,300)           --
  Net unrealized depreciation
     in value of investments ...................       (236,949)           --
                                                   ------------    ------------
        Total net assets .......................   $ 19,290,662    $ 53,136,726
                                                   ============    ============

CLASS "A" SHARES
  Capital shares outstanding ...................      1,858,782      53,136,726
  Net assets ...................................   $ 17,630,052    $ 53,136,726
                                                   ------------    ------------
  Net asset value per share ....................   $       9.48    $       1.00
                                                   ============    ============

  Offering price per share (net asset value
     divided by 95.25%) ........................   $       9.95            --
                                                   ============    ============

CLASS "B" SHARES
  Capital shares outstanding ...................        174,813            --
  Net assets ...................................   $  1,660,610            --
  Net asset value per share ....................   $       9.50            --
                                                   ============    ============


                             See accompanying notes.
--------------------------------------------------------------------------------

     STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                          Security Income Fund
                                                     ------------------------------------------------------------
                                                                        U.S.          Limited           High
                                                       Corporate     Government       Maturity         Yield
                                                      Bond Series      Series        Bond Series       Series
                                                      -----------------------------------------------------------
INVESTMENT INCOME:

  Dividends ........................................   $      --      $      --      $     8,287    $     9,125
  Interest .........................................     4,128,740      1,229,894        506,278        954,927
                                                       -----------    -----------    -----------    -----------
     Total investment income .......................     4,128,740      1,229,894        514,565        964,052

EXPENSES:
  Management fees ..................................       289,863         95,618         36,156         65,106
  12b-1 distribution plan fees .....................       206,771         83,250         28,376         60,633
  Custodian fees ...................................         4,530          2,369          2,341          2,396
  Transfer/maintenance fees ........................       119,987         74,590          6,799         14,182
  Administration fees ..............................        52,175         17,211          6,508          9,766
  Directors' fees ..................................         5,434          1,804            668          1,059
  Professional fees ................................         9,959          7,595          6,643          4,399
  Reports to shareholders ..........................         6,699          3,072          1,135          2,813
  Registration fees ................................        25,866         22,062         18,599         18,763
  Other expenses ...................................         3,069            645            329            474
                                                       -----------    -----------    -----------    -----------
                                                           724,353        308,216        107,554        179,591
Less:  Earnings credits applied ....................          --             --             --             --
       Reimbursement of expenses ...................       (30,967)       (96,445)       (37,027)       (65,106)
                                                       -----------    -----------    -----------    -----------
       Total expenses ..............................       693,386        211,771         70,527        114,485
                                                       -----------    -----------    -----------    -----------
        Net investment income ......................     3,435,354      1,018,123        444,038        849,567

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) during the period on
    investments ....................................      (415,756)      (585,644)       (19,107)       114,180
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments ....................................    (5,315,075)    (1,172,192)      (561,159)    (1,067,045)
                                                       -----------    -----------    -----------    -----------
       Net loss ....................................    (5,730,831)    (1,757,836)      (580,266)      (952,865)
                                                       -----------    -----------    -----------    -----------
          Net increase (decrease) in
          net assets resulting from
          operations ...............................   $(2,295,477)   $(  739,713)   $(  136,228)   $(  103,298)
                                                       ===========    ===========    ===========    ===========

                                                             Security          Security
                                                          Municipal Bond         Cash
                                                              Fund               Fund
                                                          --------------     ------------
INVESTMENT INCOME:
  Dividends ...........................................   $      --          $      --
  Interest ............................................     1,030,932          3,446,898
                                                          -----------        -----------
     Total investment income ..........................     1,030,932          3,446,898

EXPENSES:
  Management fees .....................................        99,435            334,020
  12b-1 distribution plan fees ........................        62,588               --
  Custodian fees ......................................         2,792              7,632
  Transfer/maintenance fees ...........................        11,214            121,225
  Administration fees .................................        17,898             30,062
  Directors' fees .....................................        10,921             10,935
  Professional fees ...................................         7,479              7,578
  Reports to shareholders .............................         6,785             17,302
  Registration fees ...................................        23,445             43,170
  Other expenses ......................................         1,539              2,779
                                                          -----------        -----------
                                                              244,096            574,703
Less:  Earnings credits applied .......................        (2,792)              --
       Reimbursement of expenses ......................       (30,293)              --
                                                          -----------        -----------
       Total expenses .................................       211,011            574,703
                                                          -----------        -----------
        Net investment income .........................       819,921          2,872,195

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) during the period on
    investments .......................................          --
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments .......................................    (1,412,597)              --
                                                          -----------        -----------
       Net loss .......................................    (1,519,316)              --
                                                          -----------        -----------
          Net increase (decrease) in
          net assets resulting from
          operations ..................................   $(  699,395)       $ 2,872,195
                                                          ===========        ===========


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       26

     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                               Security Income Fund
                                                          ------------------------------------------------------------
                                                                                U.S.         Limited         High
                                                           Corporate        Government       Maturity        Yield
                                                          Bond Series         Series        Bond Series      Series
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income ...............................   $  3,435,354    $  1,018,123    $    444,038    $    849,567
  Net realized gain (loss) ............................       (415,756)       (585,644)        (19,107)        114,180
  Unrealized depreciation
    during the period .................................     (5,315,075)     (1,172,192)       (561,159)     (1,067,045)
                                                          ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets
       resulting from operations ......................     (2,295,477)       (739,713)       (136,228)       (103,298)

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
     Class A ..........................................     (3,012,984)       (800,952)       (376,447)       (521,137)
     Class B ..........................................       (445,329)       (212,143)        (73,349)       (327,688)
  Net realized gain
     Class A ..........................................           --              --              --           (67,588)
     Class B ..........................................           --              --              --           (47,813)
  Return of capital
     Class A ..........................................           --              --            (2,687)           --
     Class B ..........................................           --              --              (524)           --
                                                          ------------    ------------    ------------    ------------
        Total distributions to
           shareholders ...............................     (3,458,313)     (1,013,095)       (453,007)       (964,226)

NET INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS: (NOTE 5) ................      3,331,906         499,626        (234,791)      1,847,934
                                                          ------------    ------------    ------------    ------------
        Total increase (decrease)
           in net assets ..............................     (2,421,884)     (1,253,182)       (824,026)        780,410

NET ASSETS:

  Beginning of period .................................     61,036,315      16,331,368       7,719,338      10,016,908
                                                          ------------    ------------    ------------    ------------
  End of period .......................................   $ 58,614,431    $ 15,078,186    $  6,895,312    $ 10,797,318
                                                          ============    ============    ============    ============
Accumulated undistributed net investment
  income at end of period .............................   $      6,864    $     11,083    $       --      $      1,862
                                                          ============    ============    ============    ============

                                                             Security       Security
                                                          Municipal Bond      Cash
                                                              Fund            Fund
                                                          --------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income ...............................   $    819,921    $  2,872,195
  Net realized gain (loss) ............................       (106,719)           --
  Unrealized depreciation
    during the period .................................     (1,412,597)           --
                                                          ------------    ------------
    Net increase (decrease) in net assets
       resulting from operations ......................        699,395)      2,872,195

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
     Class A ..........................................       (759,817)     (2,872,195)
     Class B ..........................................        (58,905)           --
  Net realized gain
     Class A ..........................................           --              --
     Class B ..........................................           --              --
  Return of capital
     Class A ..........................................           --              --
     Class B ..........................................           --              --
                                                          ------------    ------------
        Total distributions to
           shareholders ...............................       (818,722)     (2,872,195)

NET INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS: (NOTE 5) ................        429,657      (8,690,857)
                                                          ------------    ------------
        Total increase (decrease)
           in net assets ..............................     (1,088,460)     (8,690,857)

NET ASSETS:

  Beginning of period .................................     20,379,122      61,827,583
                                                          ------------    ------------
  End of period .......................................   $ 19,290,662    $ 53,136,726
                                                          ============    ============
Accumulated undistributed net investment
  income at end of period .............................   $      1,489    $       --
                                                          ============    ============


                             See accompanying notes.
--------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                              Security Income Fund
                                                          --------------------------------------------------------------
                                                                                U.S.        Limited           High
                                                             Corporate       Government     Maturity          Yield
                                                            Bond Series       Series       Bond Series        Series
                                                          --------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:

  Net investment income ...............................   $  3,695,117    $    658,917    $    429,269    $    708,111
  Net realized gain ...................................      1,119,315         184,827          54,799         120,648
  Unrealized appreciation (depreciation)
    during the period .................................       (339,170)        166,956          13,121        (394,063)
                                                          ------------    ------------    ------------    ------------
    Net increase in net assets
      resulting from operations .......................      4,475,262       1,010,700         497,189         434,696

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
    Class A ...........................................     (3,295,442)       (558,165)       (369,492)       (421,676)
    Class B ...........................................       (392,086)       (101,909)        (59,672)       (284,325)
  Net realized gain
    Class A ...........................................           --              --              --           (69,754)
    Class B ...........................................           --              --              --           (50,663)
                                                          ------------    ------------    ------------    ------------
      Total distributions to
           shareholders ...............................     (3,687,528)       (660,074)       (429,164)       (826,418)

NET INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS: (NOTE 5) ................     (2,731,349)      7,238,155       1,107,139         797,165
                                                          ------------    ------------    ------------    ------------
      Total increase (decrease)
        in net assets .................................     (1,943,615)      7,588,781       1,175,164         405,443

NET ASSETS:

  Beginning of period .................................     62,979,930       8,742,587       6,544,174       9,611,465
                                                          ------------    ------------    ------------    ------------
  End of period .......................................   $ 61,036,315    $ 16,331,368    $  7,719,338    $ 10,016,908
                                                          ============    ============    ============    ============
Accumulated undistributed net investment
  income at end of period .............................   $     13,549    $      2,607    $      4,202    $      2,110
                                                          ============    ============    ============    ============


                                                             Security        Security
                                                          Municipal Bond       Cash
                                                               Fund            Fund
                                                          --------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:

  Net investment income ...............................   $    942,113    $  3,076,998
  Net realized gain ...................................        272,376            --
  Unrealized appreciation (depreciation)
    during the period .................................        131,309            --
                                                          ------------    ------------
    Net increase in net assets
      resulting from operations .......................      1,345,798       3,076,998

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
    Class A ...........................................       (895,549)     (3,076,998)
    Class B ...........................................        (49,226)           --
  Net realized gain
    Class A ...........................................           --              --
    Class B ...........................................           --              --
                                                          ------------    ------------
      Total distributions to
           shareholders ...............................       (944,775)     (3,076,998)

NET INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS: (NOTE 5) ................     (4,319,213)      4,386,798
                                                          ------------    ------------
      Total increase (decrease)
        in net assets .................................     (3,918,190)      4,386,798

NET ASSETS:

  Beginning of period .................................     24,297,312      57,440,785
                                                          ------------    ------------
  End of period .......................................   $ 20,379,122    $ 61,827,583
                                                          ============    ============
Accumulated undistributed net investment
  income at end of period .............................   $        290    $       --
                                                          ============    ============



--------------------------------------------------------------------------------
                             See accompanying notes.

     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


CORPORATE BOND SERIES (CLASS A)

                                                                                 FISCAL YEARS ENDED DECEMBER 31
                                                            ------------------------------------------------------------------------
                                                            1999(b)(c)       1998(c)       1997(c)       1996(c)(e)      1995(c)(e)
                                                            ----------     ----------     ----------     ----------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....................   $     7.14     $     7.05     $     6.87     $     7.39     $     6.68
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...................................         0.41           0.43           0.45           0.47           0.47
Net Gain (Loss) on Securities (realized & unrealized) ...        (0.67)          0.09           0.19          (0.52)          0.71
                                                            ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ........................        (0.26)          0.52           0.64          (0.05)          1.18
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..................        (0.41)         (0.43)         (0.46)         (0.47)         (0.47)
Distributions (from Realized Gains) .....................         --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------
  Total Distributions ...................................        (0.41)         (0.43)         (0.46)         (0.47)         (0.47)
                                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ...........................   $     6.47     $     7.14     $     7.05     $     6.87     $     7.39
                                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ........................................         (3.7%)          7.6%           9.7%          (0.5%)         18.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....................   $   49,477     $   53,055     $   56,487     $   73,360     $   93,701
Ratio of Expenses to Average Net Assets .................         1.09%          1.06%          1.07%          1.01%          1.02%
Ratio of Net Investment Income to Average Net Assets ....         6.03%          6.01%          6.50%          6.54%          6.62%
Portfolio Turnover Rate .................................           36%            64%           120%           292%           200%




CORPORATE BOND SERIES (CLASS B)

                                                                                 FISCAL YEARS ENDED DECEMBER 31
                                                            ----------------------------------------------------------------------
                                                            1999(b)(c)    1998(b)(c)     1997(b)(c)   1996(b)(c)(e)  1995(b)(c)(e)
                                                            ----------    ----------    ----------    ------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....................   $    7.19     $    7.09     $    6.90     $    7.43          6.71
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...................................        0.36          0.37          0.40          0.40          0.40
Net Gain (Loss) on Securities
  (realized & unrealized) ...............................       (0.68)         0.10          0.19         (0.52)         0.73
                                                            ---------     ---------     ---------     ---------     ---------
Total from Investment Operations ........................       (0.32)         0.47          0.59         (0.12)         1.13
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..................       (0.36)        (0.37)        (0.40)        (0.41)        (0.41)
Distributions (from Realized Gains) .....................        --            --            --            --            --
                                                            ---------     ---------     ---------     ---------     ---------
  Total Distributions ...................................       (0.36)        (0.37)        (0.40)        (0.41)        (0.41)
                                                            ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ...........................   $    6.51     $    7.19     $    7.09     $    6.90     $    7.43
                                                            =========     =========     =========     =========     =========
TOTAL RETURN (A) ........................................        (4.5%)         6.9%          8.7%         (1.4%)        17.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....................   $   9,138     $   7,982     $   6,493     $   7,303     $   5,743
Ratio of Expenses to Average Net Assets .................        1.85%         1.85%         1.85%         1.85%         1.85%
Ratio of Net Investment Income to Average Net Assets ....        5.30%         5.18%         5.72%         5.70%         5.80%
Portfolio Turnover Rate .................................          36%           64%          120%          292%          200%


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

U.S. GOVERNMENT SERIES (CLASS A)


                                                                                 FISCAL YEARS ENDED DECEMBER 31
                                                            ----------------------------------------------------------------------
                                                            1999(b)(c)    1998(b)(c)     1997(b)(c)   1996(b)(c)(e)  1995(b)(c)(e)
                                                            ----------    ----------    ----------    ------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....................   $     4.96     $     4.81     $     4.71     $     4.97     $     4.35
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...................................         0.26           0.27           0.32           0.31           0.30
Net Gain (Loss) on Securities
  (realized & unrealized) ...............................        (0.44)          0.16           0.10          (0.26)          0.62
                                                            ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ........................        (0.18)          0.43           0.42           0.05           0.92
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..................        (0.26)         (0.28)         (0.32)         (0.31)         (0.30)
Distributions (from Realized Gains) .....................         --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------
  Total Distributions ...................................        (0.26)         (0.28)         (0.32)         (0.31)         (0.30)
                                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ...........................   $     4.52     $     4.96     $     4.81     $     4.71     $     4.97
                                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (A) ........................................         (3.6%)          9.1%           9.2%           1.3%          21.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....................   $   12,723     $   12,664     $    7,652     $    8,036     $   10,080
Ratio of Expenses to Average Net Assets .................         0.87%          0.93%          0.60%          0.65%          1.11%
Ratio of Net Investment Income to Average Net Assets ....         5.58%          5.62%          6.10%          6.44%          6.41%
Portfolio Turnover Rate .................................           65%            78%            39%            75%            81%


U.S. GOVERNMENT SERIES (CLASS B)


                                                                                 FISCAL YEARS ENDED DECEMBER 31
                                                            ----------------------------------------------------------------------
                                                            1999(b)(c)    1998(b)(c)     1997(b)(c)   1996(b)(c)(e)  1995(b)(c)(e)
                                                            ----------    ----------    ----------    ------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....................   $    4.95     $    4.80     $    4.71     $    4.97     $    4.35
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...................................        0.22          0.22          0.26          0.25          0.26
Net Gain (Loss) on Securities
  (realized & unrealized) ...............................       (0.44)         0.16          0.10         (0.25)         0.63
                                                            ---------     ---------     ---------     ---------     ---------
Total from Investment Operations ........................       (0.22)         0.38          0.36         (0.00)         0.89
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..................       (0.22)        (0.23)        (0.27)        (0.26)        (0.27)
Distributions (from Realized Gains) .....................        --            --            --            --            --
                                                            ---------     ---------     ---------     ---------     ---------
  Total Distributions ...................................       (0.22)        (0.23)        (0.27)        (0.26)        (0.27)
                                                            ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ...........................   $    4.51     $    4.95     $    4.80     $    4.71     $    4.97
                                                            =========     =========     =========     =========     =========
TOTAL RETURN (A) ........................................        (4.6%)         8.0%          7.9%        (0.02%)        20.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....................   $   2,356     $   3,668     $   1,091     $     661     $     582
Ratio of Expenses to Average Net Assets .................        1.85%         1.85%         1.68%         1.86%         1.87%
Ratio of Net Investment Income to Average Net Assets ....        4.55%         4.66%         5.02%         5.23%         5.69%
Portfolio Turnover Rate .................................          65%           78%           39%           75%           81%


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       30

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


LIMITED MATURITY BOND SERIES (CLASS A)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                            ------------------------------------------------------------------------------
                                            1999(b)(c)   1998(b)(c)(e)  1997(b)(c)(e)  1996(b)(c)(e) 1995(b)(c)(d)(e)
                                            ----------   -------------  -------------  ------------- ---------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD......   $10.40          $10.30          $10.14         $10.66        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income....................     0.64            0.65            0.72           0.72          0.62
Net Gain (Loss) on Securities
  (realized & unrealized)................    (0.82)           0.10            0.16          (0.51)         0.65
                                           -------         -------         -------        -------       -------
Total from Investment Operations.........    (0.18)           0.75            0.88           0.21          1.27
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)...    (0.65)          (0.65)          (0.72)         (0.72)        (0.61)
Distributions (from Realized Gains)......      --              --              --             --            --
Return of Capital........................      --              --              --           (0.01)          --
                                           -------         -------         -------        -------       -------
  Total Distributions....................    (0.65)          (0.65)          (0.72)         (0.73)        (0.61)
                                           -------         -------         -------        -------       -------
NET ASSET VALUE END OF PERIOD............    $9.57          $10.40          $10.30         $10.14        $10.66
                                           =======         =======         =======        =======       =======
TOTAL RETURN (a).........................     (1.8%)           7.5%            9.0%           2.1%         13.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).....   $5,570          $6,365          $5,490         $4,938        $3,322
Ratio of Expenses to Average Net Assets..     0.77%           0.87%           0.55%          0.90%         0.84%
Ratio of Net Investment Income
  to Average Net Assets .................     6.34%           6.30%           7.10%          6.97%         5.97%
Portfolio Turnover Rate..................       31%             58%             76%           105%            4%



LIMITED MATURITY BOND SERIES (CLASS B)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                            ------------------------------------------------------------------------------
                                            1999(b)(c)   1998(b)(c)(e)  1997(b)(c)(e)  1996(b)(c)(e) 1995(b)(c)(d)(e)
                                            ----------   -------------  -------------  ------------- ---------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD......   $10.37          $10.27          $10.14         $10.67        $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income..................     0.53            0.53            0.61           0.63          0.53
  Net Gain (Loss) on Securities
    (realized & unrealized)                  (0.82)           0.11            0.14          (0.52)         0.66
                                           -------         -------         -------        -------       -------
  Total from Investment Operations.......    (0.29)           0.64            0.75           0.11          1.19
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)...    (0.54)          (0.54)          (0.62)         (0.63)        (0.52)
Distributions (from Realized Gains)......      --              --              --             --            --
Return of Capital........................      --              --              --           (0.01)          --
                                           -------         -------         -------        -------       -------
Total Distributions......................    (0.54)          (0.54)          (0.62)         (0.64)        (0.52)
                                           -------         -------         -------        -------       -------
NET ASSET VALUE END OF PERIOD............    $9.54          $10.37          $10.27         $10.14        $10.67
                                           =======         =======         =======        =======       =======
TOTAL RETURN (a).........................     (2.9%)           6.4%            7.7%           1.1%         12.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).....   $1,325          $1,354          $1,054           $761          $752
Ratio of Expenses to Average Net Assets..     1.85%           1.89%           1.50%          1.88%         1.71%
Ratio of Net Investment Income
  to Average Net Assets .................     5.27%           5.18%           6.15%          5.99%         5.12%
Portfolio Turnover Rate..................       31%             58%             76%           105%            4%









                             See accompanying notes.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD SERIES (CLASS A)


                                                                FISCAL YEARS ENDED DECEMBER 31
                                                   -------------------------------------------------------
                                                   1999(b)(c)    1998(b)(c)     1997(b)(c)   1996(b)(c)(f)
                                                   ----------    ----------     ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                 $15.05         $15.71         $15.32        $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income......................           1.25           1.22           1.25          0.45
Net Gain (Loss) on Securities
  (realized & unrealized)..................          (1.32)         (0.47)          0.60          0.32
                                                   -------        -------        -------       -------
     Total from Investment Operations......          (0.07)          0.75           1.85          0.77
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).....          (1.18)         (1.22)         (1.25)        (0.45)
Distributions (from Realized Gains)........          (0.15)         (0.19)         (0.21)          --
                                                   -------        -------        -------       -------
  Total Distributions......................          (1.33)         (1.41)         (1.46)        (0.45)
                                                   -------        -------        -------       -------
NET ASSET VALUE END OF PERIOD..............         $13.65         $15.05         $15.71        $15.32
                                                   =======        =======        =======       =======
TOTAL RETURN (a)...........................           (0.5)%          5.0%          12.6%          5.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).......         $6,328         $5,781         $5,179        $2,780
Ratio of Expenses to Average Net Assets....           0.72%          0.76%          0.87%         1.54%
Ratio of Net Investment Income
  to Average Net Assets ...................           8.17%          7.96%          8.14%         7.47%
Portfolio Turnover Rate....................             36%           103%            87%          168%


HIGH YIELD SERIES (CLASS B)

                                                                FISCAL YEARS ENDED DECEMBER 31
                                                   -------------------------------------------------------
                                                   1999(b)(c)    1998(b)(c)     1997(b)(c)   1996(b)(c)(f)
                                                   ----------    ----------     ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......          $15.02         $15.68         $15.32        $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.....................            1.06           1.10           1.10          0.41
Net Gain (Loss) on Securities
  (realized & unrealized).................           (1.25)         (0.47)          0.59          0.32
                                                   -------        -------        -------       -------
Total from Investment Operations..........           (0.19)          0.63           1.69          0.73
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....           (1.06)         (1.10)         (1.12)        (0.41)
Distributions (from Realized Gains).......           (0.15)         (0.19)         (0.21)          --
                                                   -------        -------        -------       -------
  Total Distributions.....................           (1.21)         (1.29)         (1.33)        (0.41)
                                                   -------        -------        -------       -------
NET ASSET VALUE END OF PERIOD.............          $13.62         $15.02         $15.68        $15.32
                                                   =======        =======        =======       =======
TOTAL RETURN (a)..........................            (1.3)%          4.2%          11.5%          4.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......          $4,469         $4,236         $4,432        $2,719
Ratio of Expenses to Average Net Assets...            1.53%          1.53%          1.80%         2.26%
Ratio of Net Investment Income
  to Average Net Assets ..................            7.35%          7.17%          7.21%         6.74%
Portfolio Turnover Rate...................              36%           103%            87%          168%












                             See accompanying notes.
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY MUNICIPAL BOND FUND (CLASS A)

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                               ---------------------------------------------------------------------------
                                               1999(b)(c)(e)   1998(b)(c)(e)   1997(b)(c)(e)  1996(b)(c)(e)  1995(b)(c)(e)
                                               -------------   -------------   -------------  -------------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....       $    10.24      $    10.08      $     9.72     $     9.94     $    9.05


INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...................             0.42            0.43            0.42           0.45          0.48
Net Gain (Loss) on Securities
  (realized & unrealized) ...............            (0.76)           0.17            0.36          (0.21)         0.89
                                                ----------      ----------      ----------     ----------     ---------
Total from Investment Operations ........            (0.34)           0.60            0.78           0.24          1.37

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)               (0.42)          (0.44)          (0.42)         (0.46)        (0.48)
Distributions (from Realized Gains) .....             --               --              --             --            --
                                                ----------      ----------      ----------     ----------     ---------
  Total Distributions ...................            (0.42)          (0.44)          (0.42)         (0.46)        (0.48)
                                                ----------      ----------      ----------     ----------     ---------
NET ASSET VALUE END OF PERIOD ...........       $     9.48      $    10.24      $    10.08     $     9.72     $    9.94
                                                ==========      ==========      ==========     ==========     =========
TOTAL RETURN (a) ........................             (3.5%)           6.1%            8.3%           2.5%         15.5%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....       $   17,630      $   19,012      $   21,953     $   23,304     $  25,026
Ratio of Expenses to Average Net Assets..             1.01%           0.82%           0.82%          0.78%         0.86%
Ratio of Net Investment Income
  to Average Net Assets .................             4.19%           4.23%           4.29%          4.67%         5.02%
Portfolio Turnover Rate .................              108%             94%             48%            54%          103%


SECURITY MUNICIPAL BOND FUND (CLASS B)
                                                                      FISCAL YEARS ENDED DECEMBER 31
                                               ---------------------------------------------------------------------------
                                               1999(b)(c)(e)   1998(b)(c)(e)   1997(b)(c)(e)  1996(b)(c)(e)  1995(b)(c)(e)
                                               -------------   -------------   -------------  -------------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD             $    10.26      $    10.08      $     9.73     $     9.95     $    9.05
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income....................             0.34            0.31            0.29           0.33          0.37
Net Gain (Loss) on Securities
  (realized & unrealized)................            (0.76)           0.17            0.37          (0.21)         0.90
                                                ----------      ----------      ----------     ----------     ---------
Total from Investment Operations.........            (0.42)           0.48            0.66           0.12          1.27

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)...            (0.34)          (0.30)          (0.31)         (0.34)        (0.37)
Distributions (from Realized Gains)......              --              --              --             --            --
                                                ----------      ----------      ----------     ----------     ---------
  Total Distributions....................            (0.34)          (0.30)          (0.31)         (0.34)        (0.37)
                                                ----------      ----------      ----------     ----------     ---------
NET ASSET VALUE END OF PERIOD............       $     9.50      $    10.26      $    10.08     $     9.73     $    9.95
                                                ==========      ==========      ==========     ==========     =========
TOTAL RETURN (a).........................             (4.2%)           4.8%            6.9%           1.2%         14.3%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).....       $    1,661      $    1,367      $    2,344     $    1,510     $   1,190
Ratio of Expenses to Average Net Assets..             1.76%           2.01%           2.00%          2.01%         2.00%
Ratio of Net Investment Income
  to Average Net Assets .................             3.45%           3.04%           3.11%          3.44%         3.90%
Portfolio Turnover Rate..................              108%             94%             48%            54%          103%





                             See accompanying notes.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY CASH FUND



                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   ---------------------------------------------------------------------
                                                    1999(c)     1998(c)(e)      1997(e)     1996(b)(c)(e)  1995(b)(c)(e)
                                                   -------      ---------      -------     -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD............      $1.00         $1.00          $1.00          $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..........................       0.04          0.05           0.05           0.05          0.05
Net Gain (Loss) on Securities
  (realized & unrealized)......................        --            --             --             --            --
                                                    ------        ------         ------         ------        ------
Total from Investment Operations...............       0.04          0.05           0.05           0.05          0.05


LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).........      (0.04)        (0.05)         (0.05)         (0.05)        (0.05)
Distributions (from Realized Gains)............       --             --             --             --            --
                                                    ------        ------         ------         ------        ------
  Total Distributions..........................      (0.04)        (0.05)         (0.05)         (0.05)        (0.05)
                                                    ------        ------         ------         ------        ------

NET ASSET VALUE END OF PERIOD..................      $1.00         $1.00          $1.00          $1.00         $1.00
                                                    ======        ======         ======          =====        ======

TOTAL RETURN (a)...............................        4.4%          4.7%           4.9%           4.6%          5.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...........    $53,137       $61,828        $57,441        $45,331       $38,158
Ratio of Expenses to Average Net Assets........       0.86%         0.89%          0.90%          1.01%         1.00%
Ratio of Net Investment Income
  to Average Net Assets........................       4.30%         4.60%          4.80%          4.47%         5.00%


(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.
(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursements would have been as follows:


                                                   1995           1996          1997           1998           1999
                                                   -----          -----         -----          -----          -----
     Corporate Bond Series         Class A          --             --            --             --            1.10%
                                   Class B         2.19%          2.05%         2.10%          2.32%          2.15%
     U.S. Government Series        Class A         1.22%          1.17%         1.06%          1.43%          1.37%
                                   Class B         3.70%          3.26%         2.14%          3.03%          2.36%
     Limited Maturity              Class A         1.04%          1.40%         1.04%          1.38%          1.27%
        Bond Series                Class B         2.12%          2.60%         1.99%          2.70%          2.41%
     High Yield Series             Class A          --            2.11%         1.44%          1.36%          1.32%
                                   Class B          --            2.83%         2.37%          2.13%          2.13%
     Municipal Bond Fund           Class A         0.86%          0.78%         0.83%          0.82%          1.14%
                                   Class B         2.45%          2.19%         2.00%          2.18%          2.19%
     Cash Fund                                     1.04%          1.01%          --             --             --

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.
(d) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.
(e) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:


                                                   1995           1996          1997           1998           1999
                                                   -----          -----         -----          -----          -----
         Corporate Bond Series     Class A         1.02%          1.01%          --             --             --
                                   Class B         1.85%          1.85%          --             --             --
         U.S. Government Series    Class A         1.10%          0.64%          --             --             --
                                   Class B         1.85%          1.85%          --             --             --
         Limited Maturity          Class A         0.81%          0.87%         0.51%          0.83%           --
            Bond Series            Class B         1.65%          1.85%         1.46%          1.85%           --
         Municipal Bond Fund       Class A         0.85%          0.77%         0.83%          0.82%          1.00%
                                   Class B         2.00%          2.00%         2.00%          2.00%          1.75%
         Cash Fund                                 1.00%          1.00%         1.00%          0.89%           --

(f) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.





                             See accompanying notes.
-------------------------------------------------------------------------------
                                       34

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

   Security Income Fund, Security Municipal Bond Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class B shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

   A. SECURITY VALUATION - Valuations of Security Income and Municipal Bond Funds' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

   Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

   B. OPTIONS - The High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer of the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

   The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

   C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis.Interest income is recognized on the accrual basis. Premiums and discounts (except original issue discounts) on debt securities are not amortized, except Security Municipal Bond Fund, which amortizes premiums.

   D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the treatment of paydown gains and losses on mortgage-backed securities.

   E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

   F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

   G. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average daily net assets of each fund, except for the High Yield Series which fees are
 .60 of 1% of the average daily net assets of the Series. SMC pays Salomon Brothers Asset Management, Inc., an annual fee equal to .22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the Fund. The investment advisory contract for Security Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest,




-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B distribution plan) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are qualified for sale. For the year ended December 31, 1999, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series and the High Yield Series until December 31, 1999. The investment advisory contract for Municipal Bond Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, Rule 12b-1 fees, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.0% of the average net assets of the Fund as calculated on a daily basis. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1% of the average net assets of the Fund as calculated on a daily basis.

   The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

   As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Series, and Municipal Bond Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.

   Security Income and Municipal Bond Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average daily net assets of Class B shares. Class A shares of Security Income Fund and Security Municipal Bond Fund incur 12b-1 distribution fees at an annual rate of .25% of the average daily net assets of each Series.

   Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Security Income and Municipal Bond Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges (CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the year ended December 31, 1999, in the amounts presented below:

CORPORATE            U.S.      LIMITED         HIGH      MUNICIPAL
                     BOND     GOVERNMENT     MATURITY      YIELD       BOND
                    SERIES      SERIES        SERIES      SERIES       FUND
                    ------    ----------     --------    ---------    -------
SDI underwriting
      (Class A)     $3,277      $1,643       $  382       $1,889       $2,115
SDI CDSC
      (Class B)    $14,636     $10,847       $4,522       $4,770       $2,024
Broker/Dealer
      (Class A)    $34,372      $9,296       $2,096       $9,108       $8,437
Broker/Dealer
      (Class B)    $12,627     $21,115       $7,752      $13,787       $6,454

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. FEDERAL INCOME TAX MATTERS

   The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 1999, were as follows:

                    CORPORATE      U.S.      LIMITED      HIGH      MUNICIPAL
                      BOND      GOVERNMENT   MATURITY    YIELD        BOND
                     SERIES       SERIES      SERIES     SERIES       FUND
                    ---------   ----------   --------    ------     ---------

Gross unrealized
  appreciation        $19,093     $4,558     $18,704      $89,680   $267,547
Gross unrealized
  depreciation     (3,632,752)  (987,794)   (431,443)  (1,276,810)  (553,050)
                  -----------  ---------   ---------  -----------  ---------
Net unrealized
  appreciation    ($3,613,659) ($983,236)  ($412,739) ($1,187,130) ($285,503)
                  ===========  =========   =========  ===========  =========
   At December 31, 1999, the following Funds had accumulated net realized capital loss carryovers as shown:

                            CAPITAL LOSS         EXPIRATION
                              CARRYOVER             YEAR

Corporate Bond Series       $12,374,110    2002, 2004, 2005, 2007
U.S. Government Series       $1,294,738          2002, 2007
Limited Maturity Bond Series    $10,661          2004, 2007
Municipal Bond Fund          $1,032,746          2002, 2007

   For federal income tax purposes, High Yield Series designated $53,805 as capital gains dividend.

4. INVESTMENT TRANSACTIONS

   Investment transactions for the year ended December 31, 1999, (excluding overnight investments and short-term debt securities) were as follows:

                    CORPORATE      U.S.      LIMITED      HIGH      MUNICIPAL
                      BOND      GOVERNMENT   MATURITY    YIELD        BOND
                     SERIES       SERIES      SERIES     SERIES       FUND
                    ---------   ----------   --------    ------     ---------
Purchases         $23,788,567  $12,721,798 $2,136,521  $4,893,755  $21,751,261
Proceeds from
  sales           $20,272,897  $11,831,171 $2,306,083  $3,701,493  $21,369,440




-------------------------------------------------------------------------------
                                       36

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

   The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:


                                                                                                             1999        1999
                                 1999       1999       1999         1999         1999          1999        Increase    Increase
                                Shares     Amount     Shares       Amount       Shares        Amount      (Decrease)  (Decrease)
                                 Sold       Sold     Reinvested   Reinvested    Redeemed      Redeemed       Share       Amount
                              ---------   ---------  ----------   -----------   ---------  -------------- ----------  ----------
Corporate Bond Series
   Class A Shares              2,391,058  $16,132,580   330,654   $2,232,888   (2,503,119)  ($17,012,973)    218,593   $1,352,495
   Class B Shares              1,118,587    7,689,004    56,864      384,276     (882,167)    (6,093,869)    293,284    1,979,411
                               ---------  -----------   -------   ----------    ---------    -----------     -------   ----------
      Total                    3,509,645  $23,821,584   387,518   $2,617,164   (3,385,286)  ($23,106,842)    511,877   $3,331,906

U.S. Government Series
   Class A Shares              1,716,274   $8,156,070   147,671     $693,206   (1,605,175)   ($7,500,908)    258,770   $1,348,368
   Class B Shares                908,677    4,373,730    43,049      202,125   (1,170,493)    (5,424,597)   (218,767)    (848,742)
                               ---------  -----------   -------   ----------    ---------    -----------     -------   ----------
      Total                    2,624,951  $12,529,800   190,720     $895,331   (2,775,668)  ($12,925,505)     40,003     $499,626

Limited Maturity Bond Series
   Class A Shares                100,280   $1,003,826    33,881     $336,083     (164,281)   ($1,658,641)    (30,120)   ($318,732)
   Class B Shares                 54,343      542,454     7,399       73,082      (53,461)      (531,595)      8,281       83,941
                               ---------  -----------   -------   ----------    ---------    -----------     -------   ----------
      Total                      154,623   $1,546,280    41,280     $409,165     (217,742)   ($2,190,236)    (21,839)   ($234,791)

High Yield Bond Series
   Class A Shares                108,545   $1,600,578    39,302     $562,642      (68,191)     ($986,560)     79,656   $1,176,660
   Class B Shares                 70,803    1,036,665    25,082      357,999      (49,757)      (723,390)     46,128      671,274
                               ---------  -----------   -------   ----------    ---------    -----------     -------   ----------
      Total                      179,348   $2,637,243    64,384     $920,641     (117,948)   ($1,709,950)    125,784   $1,847,934

Municipal Bond Fund
   Class A Shares                276,786   $2,707,060    49,534     $488,667     (323,371)   ($3,193,665)      2,949   $    2,062
   Class B Shares                 64,561      649,552     2,964       29,292      (25,898)      (251,249)     41,627      427,595
                               ---------  -----------   -------   ----------    ---------    -----------     -------   ----------
      Total                      341,347   $3,356,612    52,498     $517,959     (349,269)   ($3,444,914)     44,576     $429,657

Cash Fund                    180,060,073 $180,060,073 2,577,911   $2,577,911 (191,328,841) ($191,328,841) (8,690,857) ($8,690,857)


                                                                                                              1998         1998
                                1998        1998         1998        1998        1998           1998        Increase     Increase
                               Shares      Amount       Shares      Amount      Shares         Amount      (Decrease)   (Decrease)
                                Sold        Sold      Reinvested  Reinvested   Redeemed       Redeemed       Share        Amount
                             ----------  ----------   ----------  ----------  ----------    -------------  ----------  ------------
Corporate Bond Series
   Class A Shares             1,328,007  $ 9,456,996   346,774    $2,451,335   (2,260,991)   ($16,052,921)   (586,210)  ($4,144,590)
   Class B Shares               941,610    6,749,469    47,576       338,481     (794,135)     (5,674,709)    195,051     1,413,241
                              ---------  -----------   -------    ----------    ---------     -----------     -------    ----------
      Total                   2,269,617  $16,206,465   394,350    $2,789,816   (3,055,126)   ($21,727,630)   (391,159)  ($2,731,349)

U.S. Government Series
   Class A Shares             2,375,565  $11,636,842   101,709      $496,431   (1,513,349)    ($7,406,532)    963,925    $4,726,741
   Class B Shares             1,218,421    5,947,155    19,745        96,301     (724,045)     (3,532,042)    514,121     2,511,414
                              ---------  -----------   -------    ----------    ---------     -----------   ---------    ----------
      Total                   3,593,986  $17,583,997   121,454      $592,732   (2,237,394)   ($10,938,574)  1,478,046    $7,238,155

Limited Maturity Bond Series
   Class A Shares                89,736  $   930,954    31,739      $327,974      (42,567)      ($441,561)     78,908      $817,367
   Class B Shares                29,782      308,521     5,781        59,625       (7,583)        (78,374)     27,980       289,772
                              ---------  -----------   -------    ----------    ---------     -----------     -------    ----------
      Total                     119,518   $1,239,475    37,520      $387,599      (50,150)      ($519,935)    106,888    $1,107,139

High Yield Bond Series
   Class A Shares                83,624   $1,305,154    31,457    $485,918      (60,714)      ($958,823)     54,367      $832,249
   Class B Shares                46,914      725,072    21,420     330,173      (68,989)     (1,090,329)       (655)      (35,084)
                              ---------  -----------   -------  ----------    ---------     -----------     -------    ----------
      Total                     130,538   $2,030,226    52,877    $816,091     (129,703)    ($2,049,152)     53,712      $797,165

Municipal Bond Fund
   Class A Shares               119,141   $1,206,819    53,431    $541,785     (495,418)    ($5,053,185)   (322,846)  ($3,304,581)
   Class B Shares                22,491      228,767     2,480      25,166     (124,440)     (1,268,565)    (99,469)   (1,014,632)
                              ---------  -----------   -------  ----------    ---------     -----------     -------    ----------
      Total                     141,632   $1,435,586    55,911    $566,951     (619,858)    ($6,321,750)   (422,315)  ($4,319,213)

Cash Fund                   181,678,722 $181,678,722 2,862,953  $2,862,953 (180,154,877)  ($180,154,877)  4,386,798    $4,386,798






-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY MUNICIPAL BOND FUND
AND SECURITY CASH FUND

     We have audited the accompanying statements of assets and liabilities of Security Income Fund (comprised of Security Corporate Bond Series, Security U.S. Government Series, Security Limited Maturity Series, and Security High Yield Bond Series), Security Municipal Bond Fund, and Security Cash Fund (collectively, the Funds), including the schedules of investments, as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audits.

     We have conducted our audits in accordance with auditing standards, generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds indicated above at December 31, 1999, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                  /s/  ERNST & YOUNG LLP




Kansas City, Missouri
February 11, 2000


-------------------------------------------------------------------------------

SHAREHOLDER UPDATE
--------------------------------------------------------------------------------
ANNUAL MEETING RESULTS

   An annual meeting of the Security Income Fund, Security Municipal Bond Fund and the Security Cash Fund was held on October 29, 1999. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below.

   (1) The election of six directors to serve on the Board of Directors of each Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified. The following votes were cast regarding this matter:
                                                         VOTES
----------------------------------------------------------------------
        DIRECTORS                     FOR          AGAINST/ABSTENTIONS
----------------------------------------------------------------------
SECURITY INCOME FUND
   Donald A. Chubb, Jr.            11,340,581           244,051
   John D. Cleland                 11,349,804           234,833
   Penny A. Lumpkin                11,344,664           239,968
   Mark L. Morris, Jr.             11,344,664           239,968
   Maynard F. Oliverius            11,307,117           277,515
   James R. Schmank                11,349,576           235,056

SECURITY MUNICIPAL BOND FUND
   Donald A. Chubb, Jr.             1,054,548            24,653
   John D. Cleland                  1,054,783            24,418
   Penny A. Lumpkin                 1,054,534            24,667
   Mark L. Morris, Jr.              1,054,548            24,653
   Maynard F. Oliverius             1,054,434            24,767
   James R. Schmank                 1,054,783            24,418

SECURITY CASH FUND
   Donald A. Chubb, Jr.            35,710,067         1,822,334
   John D. Cleland                 35,767,238         1,765,163
   Penny A. Lumpkin                35,766,898         1,765,503
   Mark L. Morris, Jr.             35,739,669         1,792,732
   Maynard F. Oliverius            35,791,618         1,740,783
   James R. Schmank                35,708,198         1,824,203

   (2) The ratification of Ernst & Young LLP as the independent accountants for each Fund. The following votes were cast regarding this matter:


                                                          VOTES AGAINST/
                                    VOTES FOR              ABSTENTIONS
                                    ---------             --------------
Security Income Fund               11,248,801                  335,831
Security Municipal Bond Fund          931,179                  148,022
Security Cash Fund                 34,814,166                2,718,235


(3) The approval of an arrangement and new investment advisory contract that would permit Security Management Company, LLC, the Funds' investment manager, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval. The following votes were cast regarding this matter:

                                                          VOTES AGAINST/
                                    VOTES FOR              ABSTENTIONS
                                    ---------             --------------
Security Income Fund
   Corporate Bond Series            4,691,045                  539,457
   U.S. Government Series           2,130,643                  289,476
   Limited Maturity Bond Series       420,722                  117,889
   High Yield Bond Series             554,702                   68,654
Security Municipal Bond Fund          817,749                  240,674
Security Cash Fund                 29,713,887                6,961,975

   (4) The approval of proposed changes to Security Income Fund's fundamental policies. The following votes were cast regarding the following issues relating to the fundamental policies:

    a. To eliminate the Fund's fundamental investment limitation concerning investment in companies with less than three years' operating history.


         SERIES OF                                         VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,598,364                  632,138
   U.S. Government                   2,146,215                  273,904
   Limited Maturity Bond               423,915                  114,696
   High Yield Bond                         N/A                      N/A

b. To eliminate the Fund's fundamental investment limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, investment manager or underwriter own more than five percent of the outstanding securities of such issuer.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,598,364                  632,138
   U.S. Government                   2,143,863                  276,256
   Limited Maturity Bond               423,650                  114,961
   High Yield Bond                     558,049                   65,307

c. To amend the Fund's fundamental investment limitation concerning diversification.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,735,123                   495,379
   U.S. Government                   2,214,336                   205,783
   Limited Maturity Bond               430,923                   107,688
   High Yield Bond                         N/A                       N/A

d. To amend the Fund's fundamental investment limitation concerning share ownership of any one issuer.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,651,806                  578,696
   U.S. Government                   2,172,798                  247,321
   Limited Maturity Bond               424,664                  113,947
   High Yield Bond                     560,406                   62,950

e. To eliminate the Fund's fundamental investment limitation concerning investing for control of portfolio companies.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,742,189                  488,313
   U.S. Government                   2,173,553                  246,566
   Limited Maturity Bond               423,372                  115,238
   High Yield Bond                     558,051                   65,305





-------------------------------------------------------------------------------

SHAREHOLDER UPDATE

f. To amend the Fund's fundamental investment limitation concerning underwriting.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,687,448                  543,054
   U.S. Government                   2,177,620                  242,499
   Limited Maturity Bond               423,650                  114,961
   High Yield Bond                     558,957                   64,398

g. To amend the Fund's fundamental investment limitation concerning buying or selling real estate.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,701,054                  529,448
   U.S. Government                   2,190,022                  230,097
   Limited Maturity Bond               429,124                  109,487
   High Yield Bond                     566,258                   57,097

h. To amend the Fund's fundamental investment limitation concerning commodities or commodities contracts.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    3,803,013                1,427,489
   U.S. Government                   1,655,072                  765,047
   Limited Maturity Bond               430,138                  108,473
   High Yield Bond                     560,406                   62,950

i. To amend the Fund's fundamental investment limitation concerning lending.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,707,858                  522,644
   U.S. Government                   2,144,235                  275,884
   Limited Maturity Bond               421,375                  117,235
   High Yield Bond                     566,278                   57,077

j. To eliminate the Fund's fundamental investment limitation concerning investments in puts, calls, straddles or spreads.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,662,516                  567,986
   U.S. Government                   2,172,163                  247,956
   Limited Maturity Bond               422,395                  116,215
   High Yield Bond                         N/A                      N/A

k. To eliminate the Fund's fundamental investment limitation concerning oil, gas, mineral leases or other mineral exploration development programs.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    3,973,136                1,257,366
   U.S. Government                   1,657,142                  762,977
   Limited Maturity Bond               421,230                  117,381
   High Yield Bond                     558,472                   64,884

l. To amend the Fund's fundamental investment limitation concerning borrowing.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,668,048                  562,454
   U.S. Government                   2,148,608                  271,511
   Limited Maturity Bond               421,653                  116,958
   High Yield Bond                     558,951                   64,404

m. To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,777,479                  453,023
   U.S. Government                   2,173,908                  246,211
   Limited Maturity Bond               529,594                    8,657
   High Yield Bond                     566,322                   57,034

n. To amend the Fund's fundamental investment limitation concerning senior securities.

         SERIES OF                                        VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
   Corporate Bond                    4,760,578                  469,924
   U.S. Government                   2,180,120                  239,999
   Limited Maturity Bond                   N/A                      N/A
   High Yield Bond                         N/A                      N/A

o. To eliminate the Fund's fundamental investment limitation concerning restricted securities.

         SERIES OF                                         VOTES AGAINST/
    SECURITY INCOME FUND             VOTES FOR              ABSTENTIONS
    --------------------             ---------             -------------
  Corporate Bond                     4,712,600                  517,902
  U.S. Government                    2,138,945                  281,174
  Limited Maturity Bond                524,202                   14,409
  High Yield Bond                      561,084                   62,272

   (5) The approval of proposed changes to Security Municipal Bond Fund's fundamental policies. The following votes were cast regarding the following issues relating to the fundamental policies:



                                                   VOTES       VOTES AGAINST/
               ISSUES                               FOR         ABSTENTIONS
----------------------------------------------------------------------------
a. To amend the Fund's fundamental                833,701         224,722
   investment limitation concerning
   borrowing.

b. To amend the Fund's fundamental                894,738         163,685
   investment limitation concerning
   senior securities.

c. To eliminate the Fund's fundamental            799,173         259,250
   investment limitation concerning
   margin purchases of securities and
   short sales.

d. To amend the Fund's fundamental                885,062         173,361
   investment limitation concerning
   lending.

e. To amend the Fund's fundamental                805,799         252,624
   investment limitation concerning
   buying or selling real estate,
   commodities, commodities futures
   contracts or interests in oil, gas or
   other mineral exploration or
   development programs.

f. To eliminate the Fund's fundamental            843,617         214,806
   investment limitation concerning
   investment in other investment
   companies.

g. To eliminate the Fund's fundamental            831,800         226,623
   investment limitation concerning
   pledging, mortgaging or hypothecating
   its assets.

h. To eliminate the Fund's fundamental            789,546         268,877
   investment limitation concerning
   investment in puts and calls.

i. To eliminate the Fund's fundamental            808,330         250,093
   investment limitation concerning
   illiquid and restricted securities.





-------------------------------------------------------------------------------

SHAREHOLDER UPDATE
-------------------------------------------------------------------------------

(6) The approval of proposed changes to Security Cash Fund's fundamental policies. The following votes were cast regarding the following issues relating to the fundamental policies:



                                                   VOTES       VOTES AGAINST/
               ISSUES                               FOR         ABSTENTIONS
----------------------------------------------------------------------------
a. To eliminate the Fund's fundamental          30,039,307         6,636,555
   investment limitation limiting the
   fund to investing in U.S. government
   securities; bank obligations; and
   corporate obligations.

b. To amend the Fund's fundamental              29,895,150         6,780,712
   investment limitation concerning
   borrowing.

c. To eliminate the Fund's fundamental          29,564,256         7,111,605
   investment limitation concerning
   pledging its assets.

d. To amend the Fund's fundamental              29,322,331         7,353,530
   investment limitation concerning lending.

e. To eliminate the Fund's fundamental          29,542,387         7,133,475
   investment limitation concerning
   purchasing securities of an issuer in
   which the officers and directors of
   the Fund own more than five percent
   of the outstanding securities of such
   issuer.

f. To amend the Fund's fundamental              30,256,042         6,419,819
   investment limitation concerning
   share ownership of any one issuer.

g. To eliminate the Fund's fundamental          29,082,284         7,593,578
   investment limitation concerning
   margin purchases of securities.

h. To eliminate the Fund's fundamental          30,883,470         5,792,392
   investment limitation concerning
   investment in companies with less
   than three years' operating history.

i. To eliminate the Fund's fundamental          29,910,404         6,765,458
   investment limitation concerning
   short sales of securities.

j. To amend the Fund's fundamental              30,309,703         6,366,159
   investment limitation concerning
   buying or selling real estate.

k. To eliminate the Fund's fundamental          30,373,792         6,302,069
   investment limitation concerning
   investing for control of portfolio
   companies.

l. To eliminate the Fund's fundamental          30,195,889         6,479,973
   investment limitation concerning
   investment in oil, gas, or other
   mineral leases, rights or royalty
   contracts or exploration or
   development programs

m. To eliminate the Fund's fundamental          30,572,692         6,103,170
   investment limitation concerning
   investment in other investment
   companies.

n. To eliminate the Fund's fundamental          28,686,328         7,989,534
   investment limitation concerning
   investment in puts and calls.

o. To amend the Fund's fundamental              28,831,770         7,844,092
   investment limitation concerning
   commodities or commodities contracts.

p. To amend the Fund's fundamental              30,812,833         5,863,029
   investment limitation concerning
   senior securities.



-------------------------------------------------------------------------------

THE SECURITY GROUP OF
MUTUAL FUNDS


Security Growth and Income Fund
Security Equity Fund
    -  Equity Series
    -  Global Series
    -  Total Return Series
    -  Social Awareness Series
    -  Value Series
    -  Small Company Series
    -  Enhanced Index Series
    -  International Series
    -  Select 25 Series
Security Ultra Fund
Security Income Fund
    -  Corporate Bond Series
    -  U.S. Government Series
    -  Limited Maturity Bond Series
    -  High Yield Series
    -  Capital Preservation Series
Security Municipal Bond Fund
Security Cash Fund

-------------------------------------
[LOGO]    SECURITY DISTRIBUTORS, INC.
-------------------------------------

700 SW Harrison St.
Topeka, KS 66636-0001

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.



SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Steven M. Bowser, Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer